Dreyfus
Cash Management
Funds



ANNUAL REPORT January 31, 2003




DREYFUS CASH MANAGEMENT

DREYFUS CASH MANAGEMENT PLUS

DREYFUS GOVERNMENT CASH MANAGEMENT

DREYFUS GOVERNMENT PRIME CASH MANAGEMENT

DREYFUS TREASURY CASH MANAGEMENT

DREYFUS TREASURY PRIME CASH MANAGEMENT

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

DREYFUS TAX EXEMPT CASH MANAGEMENT






Contents

The Funds
--------------------------------------------------------------------------------

Letter  to Shareholders (Taxable)                           3

Letter  to Shareholders (Tax-Exempt)                        5

Statements  of Investments                                  7

Statements  of Assets and Liabilities                       41

Statements  of Operations                                   43

Statements  of Changes in Net Assets                        45

Financial  Highlights                                       49

Notes  to Financial Statements                              58

Report  of Independent Auditors                             62

Important  Tax Information                                  63

Board  Members Information                                  64

Officers  of the Funds                                      65

For More Information
--------------------------------------------------------------------------------

Back cover

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.


           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                                                       The Funds
Dreyfus Cash Management Funds



LETTER TO
SHAREHOLDERS

Dear Shareholder:

We present the annual report for Dreyfus Cash Management Funds (Taxable). For the 12-month period ended January 31, 2003, the six taxable money market funds that comprise Dreyfus Cash Management Funds (Taxable) produced the following yields and effective yields:(1)
--------------------------------------------------------------------------------

                                                                     Effective
                                               Yield (%)              Yield (%)
--------------------------------------------------------------------------------

DREYFUS CASH MANAGEMENT

Institutional Shares                                1.65                  1.66

Investor Shares                                     1.40                  1.41

Administrative Shares                               1.55                  1.56

Participant Shares                                  1.25                  1.25
--------------------------------------------------------------------------------

DREYFUS CASH MANAGEMENT PLUS, INC.

Institutional Shares                                1.77                  1.78

Investor Shares                                     1.52                  1.53

Administrative Shares                               1.67                  1.68

Participant Shares                                  1.37                  1.38
--------------------------------------------------------------------------------

DREYFUS GOVERNMENT CASH MANAGEMENT

Institutional Shares                                1.74                  1.75

Investor Shares                                     1.48                  1.49

Administrative Shares                               1.64                  1.65

Participant Shares                                  1.34                  1.34
--------------------------------------------------------------------------------

DREYFUS GOVERNMENT PRIME CASH MANAGEMENT

Institutional Shares                                1.60                  1.61

Investor Shares                                     1.35                  1.36

Administrative Shares                               1.50                  1.51

Participant Shares                                  1.20                  1.21
--------------------------------------------------------------------------------

DREYFUS TREASURY CASH MANAGEMENT

Institutional Shares                                1.58                  1.59

Investor Shares                                     1.33                  1.33

Administrative Shares                               1.48                  1.49

Participant Shares                                  1.18                  1.18
--------------------------------------------------------------------------------

DREYFUS TREASURY PRIME CASH MANAGEMENT

Institutional Shares                                1.57                  1.58

Investor Shares                                     1.32                  1.32

Administrative Shares                               1.47                  1.48

Participant Shares                                  1.17                  1.17



Economic and Market Environment

When the reporting period began, the nation had just emerged from the 2001 recession, and investors were looking forward to a resumption of more robust economic growth. To stimulate an expansion, the Federal Reserve Board (the "Fed") implemented 11 interest-rate reductions in 2001, driving the benchmark federal funds rate to 1.75%, a 40-year low.

When economic recovery began during the first quarter of 2002, many investors expected that the Fed would begin raising interest rates later in the year. In March, the Fed fueled such speculation when it shifted from an accommodative bias to a neutral one, suggesting that the risks of recession and inflation were evenly balanced. In fact, GDP growth for the first quarter of 2001 was estimated at a robust 5.0% annualized rate.

By the spring, however, it had become apparent that the recovery was weaker and more uneven than most investors had hoped. Jobless claims increased in May, and consumers began to spend at a slower rate. As a result, the economic growth rate for the second quarter of 2002 declined to just 1.3%, according to revised government estimates, and investors began to push back their expectations of the timing of eventual interest-rate hikes.

The economy continued to give mixed signals in June, July and August. For example, the unemployment rate and manufacturing activity rose in June and then fell in July. Historically low interest rates continued to spur mortgage-refinancing activity, putting cash in consumers' pockets. At the same time, productivity gains during the second quarter of 2002 suggested that businesses could enhance profits without expanding their payrolls. However, corporate spending remained weak and stock market volatility continued.

Ultimately, negative influences overshadowed positive ones, as corporate scandals, weaker corporate earnings and uncertain consumer and heightened international tensions took their toll. As a result, at its August meeting the Fed shifted its bias to a more accommodative stance.

Economic weakness continued to prevail in the fall. The economy lost jobs in September, and a key index of manufacturing output suggested continuing weakness. In October, consumer confidence dropped to a nine-year low, and the unemployment rate rose along

                                                                    The Funds  3




LETTER TO SHAREHOLDERS (CONTINUED)

with jobless claims. The stock market continued its decline, reaching its lowest levels of the year. The length of the workweek declined, as did the number of temporary workers employed. Finally, the third quarter's annualized GDP growth rate of 4% was weaker than anticipated. At month-end, most analysts expected the Fed to reduce interest rates by 0.25 basis points at its next meeting.

Indeed, in early November the Fed cut the federal funds rate. However, it did so by a larger than expected 50 basis points, suggesting that the economy had reached a "soft spot" because of the threat of war and allegations of corporate scandal. At the same time, the Fed shifted its bias back to neutral.

After the Fed took action, the economy showed some signs of improvement. While the labor market remained weak, retail sales in November came in higher than most analysts had expected, and the stock market rallied. In addition, consumer confidence improved during December. Nonetheless, the fourth quarter's GDP growth rate fell to an estimated annualized rate of just 0.7%. Overall, the U.S. economy was estimated to have grown 2.4% in 2002.

At the end of January 2003, the Fed kept the federal funds rate unchanged at 1.25%, citing high oil prices and heightened geopolitical risks as economic restraints. However, the Fed also indicated that corporate spending and hiring were likely to improve over time as the economy responded to an accommodative monetary policy and growing productivity levels.

In the meantime, the economy has continued to send mixed signals. Home sales rose in January, but consumer confidence fell below the low it had established in October. Manufacturing expanded in January and personal incomes rose, but stock prices fell as investors remained concerned about the possibility of war with Iraq.

Portfolio Focus

Against this challenging economic backdrop, the fund ended the reporting period with a weighted average maturity that was longer than its peer group average, reflecting our efforts to seek competitive yields in a low interest-rate environment. As always, we are prepared to change our strategy as market conditions develop.


        Sincerely,


        /s/Patricia A. Larkin
        Patricia A. Larkin
        Senior Portfolio Manager

February 14, 2003
New York, N.Y.

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN EACH FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH EACH FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.



LETTER TO  SHAREHOLDERS

Dear Shareholder:

We present the annual report for Dreyfus Cash Management Funds (Tax Exempt). For the 12-month period ended January 31, 2003, the three tax-exempt money market portfolios that comprise Dreyfus Cash Management Funds (Tax Exempt) produced the following yields and effective yields:(1)
--------------------------------------------------------------------------------

                                                                     Effective

                                               Yield (%)             Yield (%)
--------------------------------------------------------------------------------

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS

Institutional Shares                                1.32                  1.33

Investor Shares                                     1.07                  1.08

Administrative Shares                               1.23                  1.23

Participant Shares                                  0.93                  0.93
--------------------------------------------------------------------------------

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

Institutional Shares                                1.26                  1.26

Investor Shares                                     1.01                  1.01

Administrative Shares                               1.15                  1.15

Participant Shares                                  0.86                  0.86
--------------------------------------------------------------------------------

DREYFUS TAX EXEMPT CASH MANAGEMENT

Institutional Shares                                1.29                  1.29

Investor Shares                                     1.04                  1.04

Administrative Shares                               1.19                  1.19

Participant Shares                                  0.88                  0.89

Economic and Market Environment

When the reporting period began on February 1, 2002, the U.S. economy had just started a slow and uneven recovery from the 2001 recession. The Federal Reserve Board (the "Fed" ) cut interest rates aggressively in 2001 in an attempt to stimulate renewed economic growth. As a result, the reporting period began with a federal funds rate target of 1.75% , the lowest in 40 years. In this environment, yields on one-year tax-exempt notes fell to historically low levels.

Despite the Fed's previous easing of monetary policy and what appeared to be a strong start, the economy failed to gather momentum after the first few months of the year. As a result, early expectations that the Fed would raise interest rates gave way to the belief that further rate cuts might be necessary. Indeed, in November 2002 the Fed reduced interest rates another 50 basis points in an attempt to tide the economy over a "soft spot" caused by allegations of corporate accounting scandal and the threat of war with Iraq.

In addition, a persistently volatile stock market caused a "flight to quality" among equity investors who sought a relatively stable investment alternative for their assets. As a result, total assets invested in tax-exempt money market funds rose throughout the reporting period, putting additional downward pressure on yields.

As the national economy faltered, income taxes, sales taxes and capital gains taxes failed to meet revenue projections, and many state and local governments experienced budget shortfalls. State and local governments attempted to bridge their deficits by cutting expenses, raising certain taxes and fees, tapping rainy day funds and borrowing in the tax-exempt bond market. Consequently, issuance of short-term, tax-exempt securities rose approximately 50% compared to the same period one year earlier. Although an increase in the supply of tax-exempt securities usually puts upward pressure on yields, most new issuance during the reporting period was easily absorbed by the surge in investor demand

Like many other states, New York's fiscal condition deteriorated during the reporting period. The effects of general economic weakness were intensified by poor business conditions on Wall Street, which led to layoffs among many of the financial services companies that drive a significant portion of New York's economy.

Portfolio Focus

For most of the reporting period, we set the weighted average maturities of Dreyfus Tax Exempt Cash Management and Dreyfus Municipal Cash Management Plus at points that were in line with those of their peer groups. More recently, when it became clearer to us that interest rates were unlikely to rise during the foreseeable future, we attempted to extend these funds' weighted average maturities.
                                                                    The Funds  5



LETTER TO SHAREHOLDERS (CONTINUED)

However, a limited supply of eligible securities made it difficult to do so. There typically is little new issuance during the first quarter, and investor demand has remained strong.

For Dreyfus New York Municipal Cash Management, we generally maintained a weighted average maturity that was slightly longer than the fund's peer group average. Because New York has historically been a high-issuance state, we had less difficulty finding eligible securities from New York issuers.

When purchasing new securities for all three funds, we focused primarily on municipal notes and commercial paper with maturities between six and nine months. In our view, it made little sense to lock in historically low yields by purchasing securities with one-year maturities. Because of credit quality concerns in the weak economy, we often preferred securities backed by bank letters of credit, insured and prerefunded securities.(2 )

In our view, these strategies are designed to help the fund weather the current period of economic weakness while maintaining flexibility to seek out opportunities when the supply of newly issued tax-exempt money market instruments increases.

      Sincerely,

      /s/Colleen Meehan
      Colleen Meehan
      Portfolio Manager

February 14, 2003
New York, NY

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. FOR THE NATIONAL FUNDS, INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES. FOR THE NEW YORK FUND, INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR OUT-OF-STATE RESIDENTS. FOR EACH FUND, SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT). AN INVESTMENT IN EACH FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH EACH FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

(2) INSURANCE ON INDIVIDUAL PORTFOLIO SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUNDS' SHARES.


6


STATEMENT OF INVESTMENTS

January 31, 2003


                                                                                                    Principal
DREYFUS CASH MANAGEMENT                                                                            Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--18.1%
------------------------------------------------------------------------------------------------------------------------------------

Bank of New York

  1.85%, 8/22/2003                                                                                  60,000,000         60,006,381

Bank of New York

  1.31%, 3/26/2003                                                                                 200,000,000  (a)   199,982,474

Chase Manhattan Bank USA

  1.33%--1.66%, 2/10/2003--2/20/2003                                                               675,000,000        675,000,684

Citibank N.A.

  1.25%--1.34%, 3/10/2003--5/5/2003                                                                273,500,000        273,500,000

First Tennessee Bank N.A.

  1.28%--1.33%, 2/20/2003--7/2/2003                                                                425,000,000        425,001,136

Marshall & Ilsley Bank

  1.34%, 3/6/2003                                                                                   65,000,000         65,000,000

U.S. Bank N.A.

  1.30%--2.00%, 7/14/2003--7/22/2003                                                               300,000,000        300,000,000

Wachovia Bank and Trust Co.

  1.30%, 10/20/2003                                                                                150,000,000  (a)   150,000,000

Wells Fargo Bank N.A.

  1.29%, 2/3/2003                                                                                   83,000,000         83,000,092

Wilmington Trust Co.

  1.35%--1.75%, 2/10/2003--6/2/2003                                                                300,000,000        300,003,330

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

  (cost $2,531,494,097)                                                                                             2,531,494,097

COMMERCIAL PAPER--41.9%
------------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

  1.31%--1.33%, 2/3/2003--2/20/2003                                                                400,000,000        399,845,055

Amstel Funding Inc.

  1.30%, 7/24/2003                                                                                 138,682,000  (b)   137,822,287

Barclays U.S. Funding Corp.

  1.33%, 3/7/2003--3/18/2003                                                                       275,000,000        274,574,542

Bear Stearns Cos. Inc.

  1.31%, 6/27/2003                                                                                  75,000,000         74,604,583

Deutsche Bank Financial Inc.

  1.31%, 7/2/2003                                                                                  250,000,000        248,636,806

FCAR Owner Trust

  1.26%--1.80%, 2/20/2003--7/9/2003                                                                499,084,000        497,985,952

GE Capital International Funding Inc.

  1.55%, 2/7/2003                                                                                  150,000,000        149,961,500

General Electric Capital Corp.

  1.66%, 2/4/2003                                                                                  375,000,000        374,948,438

General Electric Capital Services Inc.

  1.28%--1.77%, 2/18/2003--6/23/2003                                                               500,000,000        498,676,562

ING (US) Funding LLC

  1.25%--1.77%, 2/24/2003--7/14/2003                                                               610,000,000        608,698,679

Lehman Brothers Holdings Inc.

  1.34%, 3/12/2003                                                                                 100,000,000        100,000,000

Mane Funding Corp

  1.36%, 3/18/2003                                                                                  50,000,000  (b)    49,915,000

                                                                                                                  The Funds   7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                     Principal
DREYFUS CASH MANAGEMENT (CONTINUED)                                                                 Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Group Inc.

  1.30%--1.35%, 3/14/2003--4/11/2003                                                               615,000,000        613,815,178

Nordea North America Inc.

  1.65%, 2/6/2003                                                                                  200,000,000        199,954,444

PB Finance (Delaware) Inc.

  1.30%, 4/8/2003--4/21/2003                                                                       220,000,000        219,419,334

Salomon Smith Barney Holdings Inc.

  1.34%, 3/11/2003                                                                                 250,000,000        249,647,708

Societe Generale N.A. Inc.

  1.33%--1.97%, 3/18/2003--4/4/2003                                                                700,000,000        698,499,973

Stadshypotek Delaware Inc.

  1.26%, 3/27/2003                                                                                  30,000,000  (b)    29,943,300

Svenska Handelsbanken Inc.

  1.26%-1.30%, 4/23/2003-7/7/2003                                                                  150,000,000        149,299,700

UBS Finance Delaware LLC

  1.32%, 2/3/2003                                                                                  300,000,000        299,978,000

TOTAL COMMERCIAL PAPER

  (cost $5,876,227,041)                                                                                             5,876,227,041

CORPORATE NOTES--10.7%
------------------------------------------------------------------------------------------------------------------------------------

Beta Finance Inc.

  1.35%, 5/7/2003                                                                                  100,000,000  (a,b)   100,000,000

CC (USA) Inc.

  1.33%, 8/1/2003                                                                                  200,000,000  (a,b)   199,990,083

K2 (USA) LLC

  1.36%, 4/15/2003--5/15/2003                                                                      300,000,000  (a,b)   300,000,000

Paradigm Funding LLC

  1.32%, 10/22/2003--10/28/2003                                                                    300,000,000  (a,b)   300,000,000

Sigma Finance Inc.

  1.32%--1.37%, 2/21/2003--7/25/2003                                                               600,000,000  (a,b)   600,000,000

TOTAL CORPORATE NOTES

  (cost $1,499,990,083)                                                                                             1,499,990,083

PROMISSORY NOTES--4.0%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

 1.70%--2.22%, 2/21/2003--11/24/2003

  (cost $560,000,000)                                                                              560,000,000  (c)   560,000,000

8

                                                                                                     Principal
DREYFUS CASH MANAGEMENT (CONTINUED)                                                                 Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--9.6%
------------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

  1.30%, 7/23/2003                                                                                 300,000,000        300,000,000

National City Bank

  1.45%, 11/10/2003                                                                                100,000,000        100,007,719

National City Bank

  1.30%--1.31%, 10/8/2003--2/23/2004                                                               450,000,000  (a)   449,973,047

Wells Fargo Bank N.A.

  1.30%, 1/15/2004                                                                                 500,000,000  (a)   500,000,000

TOTAL SHORT-TERM BANK NOTES

  (cost $1,349,980,766)                                                                                             1,349,980,766

U.S. GOVERNMENT AGENCIES--3.1%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Notes

 1.48%--1.69%, 12/5/2003--1/21/2004

  (cost $425,000,000)                                                                              425,000,000        425,000,000

TIME DEPOSITS--14.4%
------------------------------------------------------------------------------------------------------------------------------------

Bank of America FSB

  1.30%, 2/3/2003                                                                                  250,000,000        250,000,000

Branch Banking & Trust Co. Inc. (Grand Cayman)

  1.33%, 2/3/2003                                                                                  500,000,000        500,000,000

HSBC Bank USA (Grand Cayman)

  1.31%, 2/3/2003                                                                                  600,000,000        600,000,000

Regions Bank (Grand Cayman)

  1.31%--1.34%, 2/3/2003                                                                           520,000,000        520,000,000

South Trust Bank (Grand Cayman)

  1.34%, 2/3/2003                                                                                  150,000,000        150,000,000

TOTAL TIME DEPOSITS

  (cost $2,020,000,000)                                                                                             2,020,000,000

TOTAL INVESTMENTS (cost $14,262,691,987)                                                                101.8%     14,262,691,987

LIABILITIES, LESS CASH AND RECEIVABLES                                                                  (1.8%)      (252,392,882)

NET ASSETS                                                                                              100.0%     14,010,299,105

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY  TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT  JANUARY
     31,2003, THESE SECURITIES AMOUNTED TO $1,717,670,670 OR APPROXIMATELY 12.3%
     OF NET ASSETS.

(C)  THESE  NOTES  WERE  ACQUIRED  FOR  INVESTMENT,  AND NOT WITH THE  INTENT TO
     DISTRIBUTE  OR SELL.  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  THESE
     SECURITIES  WERE  ACQUIRED  FROM  6/18/2002  TO  11/4/2002 AT A COST OF PAR
     VALUE.  AT JANUARY 31, 2003,  THE AGGREGATE  VALUE OF THESE  SECURITIES WAS
     $560,000,000,  REPRESENTING APPROXIMATELY 4.0% OF NET ASSETS AND ARE VALUED
     AT AMORTIZED COST.

 SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                                  The Funds   9

STATEMENT OF INVESTMENTS

January 31, 2003

                                                                                                     Principal
DREYFUS CASH MANAGEMENT PLUS, INC.                                                                  Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--49.0%
------------------------------------------------------------------------------------------------------------------------------------

ABN-AMRO Bank NV (Yankee)

  1.80%, 11/3/2003                                                                                 250,000,000        250,000,000

Alliance & Leicester PLC (London)

  1.53%--2.00%, 4/11/2003--11/21/2003                                                              300,000,000        300,010,715

Bank of New York

  1.45%, 10/29/2003                                                                                100,000,000        100,273,089

Bank of Nova Scotia (London)

  1.33%, 2/24/2003                                                                                  75,000,000         75,000,000

Bank of Nova Scotia (Yankee)

  1.51%--1.64%, 10/6/2003--11/18/2003                                                              400,000,000        399,970,635

Barclays Bank PLC (London)

  2.00%, 4/30/2003                                                                                 100,000,000        100,001,203

BNP Paribas (London)

  1.30%--1.33%, 2/24/2003--6/30/2003                                                               700,000,000        700,000,000

Canadian Imperial Bank of Commerce (Yankee)

  1.30%--2.03%, 3/24/2003--7/14/2003                                                               475,000,000        475,038,531

Canadian Imperial Bank of Commerce (Yankee)

  1.33%, 6/23/2003                                                                                 300,000,000  (a)   299,947,301

Credit Agricole Indosuez S.A. (London)

  1.26%--2.00%, 3/27/2003--7/22/2003                                                               350,000,000        350,037,665

Credit Agricole Indosuez S.A. (Yankee)

  1.27%--2.22%, 2/20/2003--3/7/2003                                                                550,000,000        550,000,000

Credit Agricole Indosuez S.A. (Yankee)

  1.30%, 1/12/2004                                                                                 400,000,000  (a)   400,000,000

Credit Lyonnais N.A. Inc. (Yankee)

  1.31%, 6/30/2003                                                                                 100,000,000        100,011,982

Credit Suisse First Boston (Yankee)

  1.91%, 9/19/2003                                                                                 250,000,000        250,000,000

Danske Bank A/S (London)

  1.26%, 4/10/2003                                                                                  67,000,000         67,006,208

Den Norske Bank ASA (London)

  1.34%, 3/10/2003                                                                                  50,000,000         50,000,512

Deutsche Bank AG (London)

  1.26%--1.35%, 4/22/2003--5/21/2003                                                               390,000,000        390,003,935

First Tennessee Bank N.A.

  1.34%, 2/18/2003--3/3/2003                                                                       250,000,000        250,000,000

Hamburgische Landesbank Girozentrale (London)

  1.34%--1.38%, 2/24/2003--6/16/2003                                                               500,000,000        500,003,571

Harris Trust & Savings Bank

  2.07%, 8/19/2003                                                                                 125,000,000        124,993,243

HBOS Treasury Services PLC (London)

  1.31%--1.64%, 2/10/2003--8/29/2003                                                             1,405,000,000      1,405,086,591

Landesbank Baden-Wuerttemberg (London)

  1.34%--2.01%, 2/24/2003--7/22/2003                                                               175,000,000        175,024,400

Landesbank Hessen-Thuringen Girozentrale (London)

  1.30%, 7/15/2003                                                                                  70,000,000         70,003,168

10

                                                                                                     Principal
DREYFUS CASH MANAGEMENT PLUS, INC. (CONTINUED)                                                      Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

Landesbank Hessen-Thuringen Girozentrale (Yankee)

  1.58%, 2/5/2003                                                                                   50,000,000         50,000,000

National Australia Bank Ltd. (London)

  2.00%--2.05%, 3/20/2003--7/23/2003                                                               350,000,000        350,005,854

Norddeutsche Landesbank Girozentrale (London)

  1.26%, 4/28/2003                                                                                 200,000,000        200,004,763

Nordea Bank Finland PLC (Yankee)

  1.68%--2.00%, 2/3/2003--4/11/2003                                                                225,000,000        225,000,000

Rabobank Nederland (Yankee)

  2.56%, 7/1/2003                                                                                  200,000,000        199,991,892

Societe Generale (London)

  1.27%--1.66%, 2/7/2003--7/15/2003                                                                670,000,000        669,998,914

Svenska Handelsbanken (Yankee)

  1.30%--2.02%, 3/6/2003--11/18/2003                                                               780,000,000        780,001,376

Swedbank (London)

  2.03%, 3/21/2003                                                                                 100,000,000        100,000,000

Swedbank (Yankee)

  1.76%--2.02%, 3/3/2003--3/24/2003                                                                100,000,000        100,001,046

Swedbank (Yankee)

  1.33%--1.36%, 10/1/2003--1/21/2004                                                               600,000,000  (a)   599,953,768

Toronto-Dominion Bank (Yankee)

  1.30%--2.56%, 6/23/2003--11/12/2003                                                            1,020,000,000      1,020,167,116

Unicredito Italiano SpA (London)

  1.27%--1.64%, 3/10/2003--10/6/2003                                                             1,500,000,000      1,500,040,299

Wachovia Bank & Trust Co.

  1.30%, 10/20/2003                                                                                200,000,000  (a)   200,000,000

Westdeutsche Landesbank Girozentrale (London)

  1.39%, 6/5/2003                                                                                   50,000,000         50,003,420

Westdeutsche Landesbank Girozentrale (Yankee)

  1.41%--1.76%, 2/24/2003--11/12/2003                                                            1,100,000,000      1,100,000,000

Wilmington Trust Co.

  1.65%, 4/22/2003                                                                                 100,000,000        100,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

  (cost $14,627,581,197)                                                                                           14,627,581,197

COMMERCIAL PAPER--27.4%
------------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

  1.31%, 2/3/2003                                                                                  250,000,000        249,981,806

Alliance & Leicester PLC

  1.33%, 3/20/2003                                                                                 150,000,000        149,739,542

Bank of Ireland

  2.06%, 3/14/2003                                                                                 100,000,000         99,768,806

Bear Stearns Cos. Inc.

  1.30%, 6/27/2003                                                                                 300,000,000        298,430,500

Bear Stearns Cos. Inc.

  1.30%, 5/9/2003                                                                                  200,000,000  (a)   200,000,000

                                                                                                                  The Funds   11


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                     Principal
DREYFUS CASH MANAGEMENT PLUS, INC. (CONTINUED)                                                      Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

Danske Bank A/S

  1.30%--1.33%, 2/24/2003--4/28/2003                                                               511,000,000        509,973,419

Danske Corp. Inc.

  1.35%, 5/23/2003                                                                                  50,000,000         49,793,417

Deutsche Bank Financial LLC Inc.

  1.31%, 7/2/2003                                                                                  500,000,000        497,273,611

FCAR Owner Trust

  1.35%--1.70%, 2/13/2003--2/19/2003                                                               316,250,000        316,053,263

GE Capital International Funding Inc.

  1.78%, 2/20/2003--2/21/2003                                                                      400,000,000        399,609,125

General Electric Capital Corp.

  1.33%--1.38%, 3/14/2003--6/5/2003                                                                800,000,000        797,186,139

Hamburgische Landesbank Girozentrale

  1.34%--1.41%, 2/25/2003--3/14/2003                                                               376,000,000        375,510,213

ING U.S. Funding LLC

  1.39%--2.01%, 3/27/2003--6/5/2003                                                                700,000,000        697,376,083

Landesbank Schleswig-Holstein Girozentrale

  1.34%, 3/7/2003--3/24/2003                                                                       500,000,000        499,196,000

Mane Funding Corp

  1.29%--1.36%, 3/24/2003--4/17/2003                                                               255,165,000  (b)   254,558,200

Morgan Stanley & Co. Inc.

  1.35%, 2/14/2003                                                                                 500,000,000        499,756,250

Nationwide Building Society

  1.31%, 6/9/2003                                                                                  100,000,000         99,537,778

Norddeutsche Landesbank

  1.26%, 4/23/2003                                                                                  95,000,000         94,730,675

Norddeutsche Landesbank Luxembourg S.A.

  1.34%, 3/19/2003                                                                                 100,000,000         99,828,778

PB Finance (DE) Inc

  1.34%--1.77%, 2/27/2003--6/5/2003                                                                550,000,000        548,456,529

Philip Morris Companies

  1.28%--1.30%, 4/17/2003--4/24/2003                                                               150,000,000        149,579,244

Spintab AB

  1.26%--1.27%, 4/24/2003--5/21/2003                                                               200,000,000        199,331,500

Stadshypotek Delaware Inc.

  1.34%, 2/25/2003                                                                                 300,000,000  (b)   299,733,000

Swedbank Inc.

  1.39%--1.42%, 6/3/2003--8/15/2003                                                                300,000,000        298,010,250

UBS Finance Delaware LLC

  1.32%, 2/3/2003                                                                                  300,000,000        299,978,000

Westdeutsche Landesbank Girozentrale

  1.97%, 4/9/2003                                                                                  200,000,000        199,277,889

TOTAL COMMERCIAL PAPER

  (cost $8,182,670,017)                                                                                             8,182,670,017


12
                                                                                                     Principal
DREYFUS CASH MANAGEMENT PLUS, INC. (CONTINUED)                                                      Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--8.4%
------------------------------------------------------------------------------------------------------------------------------------

Abbey National Treasury Service

  1.32%, 9/30/2003                                                                                 300,000,000  (a)   299,930,671

CC (USA) Inc.

  1.33%, 7/16/2003                                                                                 100,000,000  (a,b)   100,000,000

Lehman Brothers Holdings Inc.

  1.40%, 4/4/2003                                                                                   71,570,000  (a)    71,616,388

Links Finance LLC

  2.15%, 2/3/2003                                                                                  150,000,000  (a,b)   150,000,000

Merrill Lynch & Co. Inc.

  1.34%--1.36%, 3/6/2003--1/14/2004                                                                615,000,000  (a)   615,318,879

Paradigm Funding LLC

  1.33%, 10/31/2003                                                                                425,000,000  (a,b)   425,000,000

Sigma Finance Inc.

  1.34%--1.37%, 5/15/2003--7/25/2003                                                               775,000,000  (a,b)   774,997,232

Wells Fargo & Co.

  1.75%, 8/15/2003                                                                                  75,840,000         76,812,413

TOTAL CORPORATE NOTES

  (cost $2,513,675,583)                                                                                             2,513,675,583

PROMISSORY NOTES--3.5%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

 1.82%--2.14%, 2/25/2003--10/17/2003

  (cost $1,035,000,000)                                                                          1,035,000,000  (c)   1,035,000,000

SHORT-TERM BANK NOTES--8.7%
------------------------------------------------------------------------------------------------------------------------------------

Abbey National Treasury Service

  1.31%, 11/18/2003                                                                                500,000,000  (a)   499,939,933

Bank One N.A.

  1.32%, 12/23/2003                                                                                100,000,000  (a)   100,000,000

Lasalle National Bank N.A.

  2.65%, 4/22/2003                                                                                 100,000,000         99,997,668

National City Bank

  1.29%--1.31%, 8/22/2003--1/20/2004                                                             1,390,000,000  (a)   1,389,929,325

Swedbank

  1.35%, 9/10/2003                                                                                 200,000,000  (a)   199,963,537

Wells Fargo Bank N.A.

  1.30%, 8/13/2003                                                                                 100,000,000  (a)   100,002,643

Westdeutsche Landesbank Girozentrale

  1.34%, 9/10/2003                                                                                 200,000,000  (a)   199,963,537

TOTAL SHORT-TERM BANK NOTES

  (cost $2,589,796,643)                                                                                             2,589,796,643

                                                                                                                  The Funds  13

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                     Principal
DREYFUS CASH MANAGEMENT PLUS, INC. (CONTINUED)                                                      Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--1.3%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Notes

 1.66%, 12/8/2003

  (cost $400,000,000)                                                                              400,000,000        400,000,000

TIME DEPOSITS--3.5%
------------------------------------------------------------------------------------------------------------------------------------

Fifth Third Bank (Grand Cayman)

  1.34%, 2/3/2003                                                                                  343,000,000        343,000,000

Rabobank Nederland (Grand Cayman)

  1.38%, 2/3/2003                                                                                  200,000,000        200,000,000

Societe Generale (Grand Cayman)

  1.31%, 2/3/2003                                                                                  100,000,000        100,000,000

Wells Fargo Bank N.A. (Grand Cayman)

  1.34%, 2/3/2003                                                                                  400,000,000        400,000,000

TOTAL TIME DEPOSITS

  (cost $1,043,000,000)                                                                                             1,043,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $30,391,723,440)                                                                101.8%     30,391,723,440

LIABILITIES, LESS CASH AND RECEIVABLES                                                                  (1.8%)      (529,563,196)

NET ASSETS                                                                                              100.0%     29,862,160,244

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT JANUARY 31,
     2003, THESE SECURITIES  AMOUNTED TO $2,004,288,432 OR APPROXIMATELY 6.7% OF
     NET ASSETS

(C)  THESE  NOTES  WERE  ACQUIRED  FOR  INVESTMENT,  AND NOT WITH THE  INTENT TO
     DISTRIBUTE  OR SELL.  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  THESE
     SECURITIES  WERE  ACQUIRED  FROM  7/16/2002 TO  10/18/2002 AT A COST OF PAR
     VALUE.  AT JANUARY 31, 2003,  THE AGGREGATE  VALUE OF THESE  SECURITIES WAS
     $1,035,000,000,  REPRESENTING  APPROXIMATELY  3.5%  OF NET  ASSETS  AND ARE
     VALUED AT AMORTIZED COST.

 SEE NOTES TO FINANCIAL STATEMENTS.

14


STATEMENT OF INVESTMENTS

January 31, 2003

                                                                                 Annualized
                                                                                   Yield on
                                                                                    Date of           Principal
DREYFUS GOVERNMENT CASH MANAGEMENT                                              Purchase (%)          Amount ($)        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--.5%
------------------------------------------------------------------------------------------------------------------------------------

 5.75%, 8/15/2003

  (cost $51,084,164)                                                                 1.56            50,000,000        51,084,164

U.S. GOVERNMENT AGENCIES--92.9%
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Banks, Consolidated Systemwide Floating Rate Notes

  6/2/2003                                                                           1.25   (a)     250,000,000       249,979,847

  9/25/2003                                                                          1.31   (a)      50,000,000        49,987,060

  3/16/2004                                                                          1.27   (a)     100,000,000        99,977,568

  3/30/2004                                                                          1.25   (a)     200,000,000       199,953,601

  7/14/2004                                                                          1.27   (a)     300,000,000       300,000,000

Federal Home Loan Banks, Discount Notes

  2/3/2003                                                                           1.19           100,000,000        99,993,389

  2/5/2003                                                                           2.21            50,000,000        49,999,956

  2/21/2003                                                                          1.20            50,000,000        49,966,667

  3/26/2003                                                                          1.21           350,543,000       349,919,651

  4/9/2003                                                                           1.23           350,000,000       349,196,000

  4/21/2003                                                                          1.23            99,500,000        99,231,433

  4/23/2003                                                                          1.22           350,000,000       349,045,438

  7/22/2003                                                                          2.22           250,000,000       249,957,137

  11/3/2003                                                                          1.41            22,796,000        22,553,951

Federal Home Loan Banks, Floating Rate Notes

  2/3/2003                                                                           1.27   (a)     100,000,000       100,000,000

  3/20/2003                                                                          1.27   (a)     225,000,000       224,993,649

  3/24/2003                                                                          1.24   (a)     100,000,000        99,997,174

  5/9/2003                                                                           1.24   (a)     400,000,000       400,002,612

  6/27/2003                                                                          1.27   (a)     150,000,000       149,985,186

  9/15/2003                                                                          1.27   (a)     450,000,000       449,928,514

  10/24/2003                                                                         1.20   (a)     350,000,000       350,000,000

  7/30/2004                                                                          1.26   (a)     350,000,000       350,000,000

Federal Home Loan Banks, Notes

  2/6/2003                                                                           1.71           250,000,000       250,000,000

  2/7/2003                                                                           2.19            28,000,000        28,000,051

  2/28/2003                                                                          1.84           297,045,000       297,672,774

  3/14/2003                                                                          1.40            50,000,000        50,053,471

  6/13/2003                                                                          1.38            25,000,000        25,109,009

  9/15/2003                                                                          1.54            54,205,000        55,385,766

  11/14/2003                                                                         1.55           109,800,000       110,954,834

  12/5/2003                                                                          1.66           200,000,000       200,000,000

  12/8/2003                                                                          1.72            33,400,000        33,400,000

  12/16/2003                                                                         1.52           303,500,000       303,500,000

Federal Home Loan Mortgage Corporation, Discount Notes

  9/3/2003                                                                           1.72            23,951,000        23,710,386

  9/11/2003                                                                          1.72            35,440,000        35,070,656

  9/19/2003                                                                          1.72           196,957,000       194,830,412

  12/4/2003                                                                          1.47           211,255,000       208,660,260

                                                                                                                  The Funds  15

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                 Annualized
                                                                                   Yield on
                                                                                    Date of            Principal
DREYFUS GOVERNMENT CASH MANAGEMENT (CONTINUED)                                  Purchase (%)          Amount ($)        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation, Notes

  2/18/2003                                                                          1.85           178,933,000       179,333,571

  3/15/2003                                                                          2.27            20,000,000        20,054,910

  7/15/2003                                                                          1.41           112,000,000       114,167,292

  9/15/2003                                                                          1.54            79,782,000        80,728,510

  11/17/2003                                                                         1.46           100,000,000       103,849,271

Federal National Mortgage Association, Discount Notes

  2/3/2003                                                                           2.16           100,000,000        99,988,167

  4/4/2003                                                                           2.61           100,000,000        99,562,556

  4/25/2003                                                                          1.30           200,000,000       199,405,167

  5/7/2003                                                                           1.25           165,007,000       164,467,060

  5/30/2003                                                                          1.90           255,000,000       253,436,992

  6/18/2003                                                                          1.25           158,287,000       157,540,061

  6/27/2003                                                                          2.04            50,000,000        49,594,444

  10/17/2003                                                                         1.40           525,500,000       520,302,805

  11/14/2003                                                                         1.44           175,358,000       173,372,801

Federal National Mortgage Association, Floating Rate Notes

  4/3/2003                                                                           1.22   (a)     200,000,000       199,998,406

  5/7/2003                                                                           1.24   (a)     100,000,000        99,994,404

  7/22/2003                                                                          1.25   (a)     100,000,000        99,995,302

  9/19/2003                                                                          1.30   (a)     375,000,000       374,928,492

Federal National Mortgage Association, Notes

  2/14/2003                                                                          2.11           201,195,000       201,389,142

  5/15/2003                                                                          1.29           128,750,000       129,958,718

Student Loan Marketing Association, Discount Notes

  2/4/2003                                                                           2.28            90,000,000        89,983,167

  2/7/2003                                                                           2.29            26,000,000        25,990,250

  5/6/2003                                                                           2.34            22,000,000        21,868,452

  5/27/2003                                                                          2.32            16,505,000        16,385,316

  7/8/2003                                                                           2.07            46,000,000        45,592,759

Student Loan Marketing Association, Floating Rate Notes

  2/13/2003                                                                          1.28   (a)     300,000,000       299,996,511

  4/25/2003                                                                          1.24   (a)     250,000,000       249,993,089

Tennessee Valley Authority, Discount Notes

  2/14/2003                                                                          1.19            48,250,000        48,229,266

  2/20/2003                                                                          1.22            65,000,000        64,958,147

TOTAL U.S. GOVERNMENT AGENCIES

  (cost $10,646,081,480)                                                                                           10,646,081,480


16

                                                                               Annualized
                                                                                Yield on
                                                                                 Date of              Principal
DREYFUS GOVERNMENT CASH MANAGEMENT (CONTINUED)                                  Purchase (%)          Amount ($)        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--7.4%
------------------------------------------------------------------------------------------------------------------------------------

ABN-AMRO Inc.

 dated 1/31/2003, due 2/3/2003 in the amount of $300,031,250

 (fully collateralized by $650,664,120 GNMA, 6.00%--7.50% due

  12/15/2026--4/20/2032, value $304,417,346)                                         1.25           300,000,000       300,000,000

Barclays Capital Inc.

 dated 1/31/2003, due 2/3/2003 in the amount of $181,019,156

  (fully collateralized by $170,704,000 U.S. Treasury Inflation
  Protection Securities, 3.00% due 7/15/2012, value $184,620,004)                    1.27           181,000,000       181,000,000

Goldman Sachs & Co.

 dated 1/31/2003, due 2/3/2003 in the amount of $368,036,567

 (fully collateralized by $58,047,000 U.S. Treasury Notes, 6.00%--6.75% due

 8/15/2004--5/15/2005, $199,965,000 U.S. Treasury Bonds, 8.125%--13.25%

 due 11/15/2010--8/15/2021 and $16,865,000 U.S. Treasury Bills, due 5/8/2003,

  value $375,360,767)                                                                1.19           368,000,000       368,000,000

TOTAL REPURCHASE AGREEMENTS

  (cost $849,000,000)                                                                                                 849,000,000

TOTAL INVESTMENTS

  (cost $11,546,165,644)                                                                                 100.8%    11,546,165,644

LIABILITIES, LESS CASH AND RECEIVABLES                                                                    (.8%)      (87,781,077)

NET ASSETS                                                                                               100.0%    11,458,384,567

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                              The Funds  17

STATEMENT OF INVESTMENTS

January 31, 2003

                                                                                Annualized
                                                                                  Yield on
                                                                                   Date of            Principal
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT                                       Purchase (%)          Amount ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS--9.6%
------------------------------------------------------------------------------------------------------------------------------------

 4/24/2003

  (cost $105,722,863)                                                                1.15           106,000,000       105,722,863

U.S. TREASURY NOTES--2.3%
------------------------------------------------------------------------------------------------------------------------------------

 3.25%, 12/31/2003

  (cost $25,367,740)                                                                 1.59            25,000,000        25,367,740

U.S. GOVERNMENT AGENCIES--87.8%
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Banks, Consolidated Systemwide Discount Notes

  8/6/2003                                                                           1.31            37,940,000        37,685,170

Federal Farm Credit Banks, Consolidated Systemwide Floating Rate Notes

  6/30/2003                                                                          1.27   (a)      25,000,000        25,000,000

  9/25/2003                                                                          1.31   (a)     100,000,000        99,974,120

  3/30/2004                                                                          1.25   (a)      50,000,000        49,988,400

  7/14/2004                                                                          1.27   (a)     100,000,000       100,000,000

Federal Home Loan Banks, Discount Notes

  4/16/2003                                                                          1.23            17,174,000        17,130,578

  5/16/2003                                                                          1.62            12,801,000        12,741,831

  7/22/2003                                                                          2.22            10,000,000         9,998,285

Federal Home Loan Banks, Floating Rate Notes

  3/20/2003                                                                          1.27   (a)      25,000,000        24,999,294

Federal Home Loan Banks, Notes

  2/28/2003                                                                          2.15            45,000,000        45,092,158

  6/13/2003                                                                          1.38            25,000,000        25,109,009

  8/15/2003                                                                          1.30             5,500,000         5,580,353

  9/15/2003                                                                          1.46            25,000,000        25,554,859

  11/14/2003                                                                         1.84            25,830,000        26,079,930

  12/16/2003                                                                         1.57            12,880,000        12,880,000

  1/21/2004                                                                          1.48            25,000,000        25,000,000

Student Loan Marketing Association, Discount Notes

  2/3/2003                                                                           1.19             3,447,000         3,446,772

  2/7/2003                                                                           2.24            36,000,000        35,986,800

Student Loan Marketing Association, Floating Rate Notes

  2/13/2003                                                                          1.28   (a)      25,000,000        24,999,686

  4/25/2003                                                                          1.27   (a)     100,000,000        99,990,720

Tennessee Valley Authority, Discount Notes

  2/6/2003                                                                           1.23           170,000,000       169,970,876

  2/26/2003                                                                          1.19            40,000,000        39,966,945

  3/7/2003                                                                           1.19            49,000,000        48,944,929

TOTAL U.S. GOVERNMENT AGENCIES

  (cost $966,120,715)                                                                                                 966,120,715

TOTAL INVESTMENTS (cost $1,097,211,318)                                                                   99.7%     1,097,211,318

CASH AND RECEIVABLES (NET)                                                                                  .3%         2,855,514

NET ASSETS                                                                                               100.0%     1,100,066,832

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF INVESTMENTS

January 31, 2003

                                                                                Annualized
                                                                                  Yield on
                                                                                   Date of            Principal
DREYFUS TREASURY CASH MANAGEMENT                                               Purchase (%)          Amount ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS--38.0%
------------------------------------------------------------------------------------------------------------------------------------

  2/6/2003                                                                           1.12         1,050,000,000     1,049,836,806

  3/6/2003                                                                           1.61           250,000,000       249,633,333

  3/13/2003                                                                          1.64           150,000,000       149,728,333

  4/10/2003                                                                          1.52           150,000,000       149,572,167

  5/8/2003                                                                           1.36           100,000,000        99,640,000

TOTAL U.S. TREASURY BILLS

  (cost $1,698,410,639)                                                                                             1,698,410,639

U.S. TREASURY NOTES--19.7%
------------------------------------------------------------------------------------------------------------------------------------

  5.50%, 3/31/2003                                                                   2.01           100,000,000       100,539,729

  5.50%, 5/31/2003                                                                   1.92           100,000,000       101,139,365

  3.875%, 7/31/2003                                                                  1.79           100,000,000       100,997,031

  3.625%, 8/31/2003                                                                  1.34           100,000,000       101,322,497

  2.75%, 9/30/2003                                                                   1.71           100,000,000       100,650,764

  2.75%, 10/31/2003                                                                  1.54           145,000,000       146,281,766

  3.00%, 11/30/2003                                                                  1.34           100,000,000       101,353,458

  3.25%, 12/31/2003                                                                  1.38           125,000,000       127,102,776

TOTAL U.S. TREASURY NOTES

  (cost $879,387,386)                                                                                                 879,387,386

REPURCHASE AGREEMENTS--42.2%
------------------------------------------------------------------------------------------------------------------------------------

ABN AMRO Inc.

 dated 1/31/2003, due 2/3/2003 in the amount of $300,031,250
 (fully collateralized by $577,662,000 U.S. Treasury Bonds, due from 5/15/2018-11/15/2018, and $70,853,171 GNMA

  due 12/15/2028, value $305,781,511)                                                1.25           300,000,000       300,000,000

Barclays Capital Inc.

  dated 1/31/2003, due 2/3/2003 in the amount of $400,042,333
  (fully collateralized by $377,247,000 U.S. Treasury Bonds,
  due 7/15/2012 value $408,000,647)                                                  1.27           400,000,000       400,000,000

Credit Suisse First Boston

  dated 1/31/2003, due 2/3/2003 in the amount of $150,015,625
  (fully collateralized by $153,444,000 U.S. Treasury Bills, due
  5/1/2003 value $152,999,012)                                                       1.25           150,000,000       150,000,000

Goldman, Sachs & Co.

 dated 1/31/2003, due 2/3/2003 in the amount of $149,013,658
 (fully collateralized by $75,128,000 U.S. Treasury Notes,
 7.25%, due 8/15/2004, and $67,866,000 U.S. Treasury Bills

  due 3/20/2003, value $151,980,353)                                                 1.10           149,000,000       149,000,000

Morgan Stanley Dean Witter & Co.

 dated 1/31/2003, due 2/3/2003 in the amount of $189,019,530
 (fully collateralized by $183,495,000 U.S. Treasury Notes, 5.75%

  due 8/15/2003, value $192,784,801)                                                 1.24           189,000,000       189,000,000

UBS Warburg, Inc.

 dated 1/31/2003, due 2/3/2003 in the amount of $400,042,000
 (fully collateralized by $397,150,000 U.S. Treasury Notes, 4.25%-10.75%

  due from 2/15/2003-6/30/2003, value $408,002,000)                                  1.26           400,000,000       400,000,000

                                                                                                                  The Funds  19


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                Annualized
                                                                                  Yield on
                                                                                   Date of            Principal
DREYFUS TREASURY CASH MANAGEMENT (CONTINUED)                                   Purchase (%)          Amount ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

Westdeutsche Landesbank Girozentrale

 dated   1/31/2003, due 2/3/2003 in the amount of $300,031,750

 (fully collateralized by $285,190,000 U.S. Treasury Notes,

 2.875%, due 6/30/2004, and $14,428,000 U.S. Treasury Bills

  due from 2/27/2003-4/3/2003, value $306,000,678)                                   1.27           300,000,000       300,000,000

TOTAL REPURCHASE AGREEMENTS

  (cost $1,888,000,000)                                                                                             1,888,000,000

TOTAL INVESTMENTS (cost $4,465,798,025)                                                                   99.9%     4,465,798,025

CASH AND RECEIVABLES (NET)                                                                                  .1%         6,121,966

NET ASSETS                                                                                               100.0%     4,471,919,991

SEE NOTES TO FINANCIAL STATEMENTS.

20


STATEMENT OF INVESTMENTS

January 31, 2003

                                                                                 Annualized
                                                                                   Yield on
                                                                                    Date of          Principal
DREYFUS TREASURY PRIME CASH MANAGEMENT                                          Purchase (%)         Amount ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS--91.8%
------------------------------------------------------------------------------------------------------------------------------------

  2/6/2003                                                                           1.53           531,012,000       530,899,632

  2/13/2003                                                                          1.55           359,010,000       358,824,952

  2/20/2003                                                                          1.21           631,009,000       630,607,450

  2/27/2003                                                                          1.30           380,152,000       379,796,204

  4/3/2003                                                                           1.15             2,253,000         2,248,610

  4/17/2003                                                                          1.15           450,000,000       448,921,875

  4/24/2003                                                                          1.12            10,200,000        10,173,962

  5/1/2003                                                                           1.14           509,739,000       508,302,385

  5/8/2003                                                                           1.29           604,189,000       602,127,820

  5/22/2003                                                                          1.17            61,706,000        61,487,287

  5/29/2003                                                                          1.28           301,431,000       300,181,969

  6/26/2003                                                                          1.21           100,000,000        99,514,653

  7/3/2003                                                                           1.21           430,873,000       428,695,124

  7/17/2003                                                                          1.23           300,000,000       298,312,333

TOTAL U.S. TREASURY BILLS

  (cost $4,660,094,256)                                                                                             4,660,094,256
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--8.1%
--------------------------------------------------------------------------------

  5.50%, 5/31/2003                                                                   1.70            90,000,000        91,092,844

  5.75%, 8/15/2003                                                                   1.56            50,000,000        51,084,200

  2.75%, 9/30/2003                                                                   1.71           125,000,000       125,813,215

  3.25%, 12/31/2003                                                                  1.49           145,000,000       147,267,217

TOTAL U.S. TREASURY NOTES

  (cost $415,257,476)                                                                                                 415,257,476

TOTAL INVESTMENTS (cost $5,075,351,732)                                                                   99.9%     5,075,351,732

CASH AND RECEIVABLES (NET)                                                                                  .1%         2,807,189

NET ASSETS                                                                                               100.0%     5,078,158,921

SEE NOTES TO FINANCIAL STATEMENT.

                                                                                                              The Funds    21

STATEMENT OF INVESTMENTS

January 31, 2003

                                                                                                    Principal
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS                                                             Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS--100.5%
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--3.3%

Columbia Industrial Development Board, PCR, Refunding

 VRDN (Alabama Power Company Project):

    1.30%                                                                                            1,400,000  (a)     1,400,000

    1.35%                                                                                           10,000,000  (a)    10,000,000

    1.45%                                                                                              800,000  (a)       800,000

Jefferson County, GO Notes, VRDN 1.30% (Liquidity Facility:
  Bayerische Landesbank and JPMorgan Chase Bank)                                                     2,300,000  (a)     2,300,000

ARIZONA--2.5%

Maricopa County Industrial Development Authority, MFHR, Refunding

  VRDN (San Martin Apartments Project) 1.20% (Liquidity Facility; FNMA)                              6,500,000  (a)     6,500,000

Phoenix Civic Improvement Corporation, Airport Revenue, VRDN, Merlots
  Program 1.29% (Insured; FGIC and Liquidity Facility; Wachovia Bank)                                4,725,000  (a)     4,725,000

CALIFORNIA--.9%

California Higher Education Loan Authority, Inc., Student Loan Revenue

  1.65%, 7/1/2003 (LOC; Student Loan Marketing Association)                                          4,000,000          4,000,000

COLORADO--2.6%

Colorado Housing and Finance Authority, MFHR

  1.70%, 10/1/2003 (Liquidity Facility; FHLB)                                                        2,320,000          2,320,000

El Paso County School District Number 11, GO Notes, TAN

  2.50%, 6/30/2003                                                                                   4,000,000          4,017,818

Southern Ute Indian Tribe of Southern Ute Indian Reservation

  Industrial Revenue 1.62%, 8/7/2003 (Liquidity Facility; Bank One)                                  5,000,000          5,000,000

DELAWARE--3.2%

Delaware Economic Development Authority, VRDN:

 IDR (Star Enterprise Project)

    1.35% (LOC; Motiva Enterprises LLC)                                                             10,000,000  (a)    10,000,000

 Private Schools Revenue (St. Anne's Episcopal School Project)

    1.25% (LOC; Wilmington Trust Co.)                                                                4,000,000  (a)     4,000,000

DISTRICT OF COLUMBIA--.9%

District of Columbia National Academy of Science, Revenue, CP 1.40%
  2/13/2003 (Insured; AMBAC and Liquidity Facility; NationsBank NA)                                  4,000,000          4,000,000

FLORIDA--4.4%

Broward County, Sales Tax Revenue, CP 1.10%, 2/27/2003

  (Liquidity Facility; Dexia Credit Locale)                                                          2,500,000          2,500,000

Orange County Industrial Development Authority, IDR

  VRDN (Central Florida YMCA Project) 1.15% (LOC; Bank of America)                                   5,000,000  (a)     5,000,000

St Lucie County, VRDN:

  PCR, Refunding (Florida Power and Light Co. Project) 1.35%                                         1,300,000  (a)     1,300,000

  Revenue (Sage Living Center Project) 1.18% (LOC; Regions Bank)                                     6,000,000  (a)     6,000,000

Sunshine State Governmental Financing Commission, Revenue, CP 1.05%, 4/9/2003

  (Insured; FGIC and Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale)                   4,650,000          4,650,000

GEORGIA--1.1%

Atlanta Urban Residential Finance Authority, MFHR, VRDN

  (Auburn Glenn Apartments) 1.25% (LOC; Wachovia Bank)                                               5,000,000  (a)     5,000,000

HAWAII--1.0%

State of Hawaii, Airport Systems Revenue, Refunding

  5.75%, 7/1/2003 (Insured; MBIA)                                                                    4,230,000          4,308,519

22


                                                                                                     Principal
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS (CONTINUED)                                                  Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS--14.2%

City of Chicago, GO Notes, VRDN 1.15% (Insured; FGIC and
  Liquidity Facility; Landesbank Baden-Wuerttemberg)                                                13,000,000  (a)    13,000,000

Chicago Metropolitan Water Reclamation District, GO Notes, VRDN 1.10%
  (Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale)                                    10,000,000  (a)    10,000,000

State of Illinois:

 GO Notes, VRDN, Merlots Program 1.24% (Insured;

    FGIC and Liquidity Facility; Wachovia Bank)                                                      5,395,000  (a)     5,395,000

  Revenue, RAC:

    3%, 4/15/2003                                                                                      490,000            491,752

    2.50%, 5/15/2003                                                                                   450,000            451,624

Illinois Development Finance Authority, Revenue, VRDN

 (Evanston Northwestern) 1.15%

  (Liquidity Facility; Bank One)                                                                     2,000,000  (a)     2,000,000

Illinois Health Facilities Authority, Revenue:

 (Evanston Hospital Corp.):

    1.48%, 2/27/2003                                                                                 5,000,000          5,000,000

    1.05%, 7/10/2003                                                                                 5,000,000          5,000,000

  (Evanston Northwestern Corp.) 1.30%, 3/6/2003                                                      3,000,000          3,000,000

  VRDN (Northwestern Memorial Hospital) 1.30%

    (Liquidity Facility; Westdeutsche Landesbank)                                                   10,000,000  (a)    10,000,000

Upper Illinois River Valley Development Authority, SWDR, VRDN
  (Exolon-Esk Co. Project) 1.30% (LOC; Fleet National Bank)                                          8,405,000  (a)     8,405,000

INDIANA--2.4%

Indiana Educational Facilities Authority, College and University Revenue

  VRDN (Martin University Project) 1.30% (LOC; Key Bank)                                             3,500,000  (a)     3,500,000

Indiana Toll Road Commission, Toll Road Revenue, VRDN

  Merlots Program 1.24% (Liquidity Facility; Wachovia Bank)                                          3,540,000  (a,b)   3,540,000

St. Joseph County Health Care Facility, Revenue, VRDN

  (South Bend Medical Foundation Project) 1.25% (LOC; Key Bank)                                      3,500,000  (a)     3,500,000

IOWA--.3%

Iowa Higher Education Loan Authority, College and University Revenue
  (Morningside College) 3%, 5/23/2003 (LOC; U.S. Bank NA)                                            1,500,000          1,504,019

KANSAS--2.2%

Mission, MFHR, Refunding, VRDN (The Falls Apartments Project)

  1.25% (Liquidity Facility; FNMA)                                                                   3,350,000  (a)     3,350,000

Unified Government of Wyandotte County/Kansas City, GO Notes 1.28%, 7/1/2003                         2,502,396          2,502,396

City of Wichita, GO Notes 2.50%, 2/20/2003                                                           4,000,000          4,002,585

KENTUCKY--.7%

Kentucky Asset/Liability Commission, General Fund Revenue 3.75%,
6/26/2003                                                                                            3,000,000          3,012,793

MAINE--2.0%

City of Auburn, Obligation Securities Revenue, VRDN

  (J&A Properties) 1.35% (LOC; Citizens Bank of Massachusetts)                                       3,060,000  (a)     3,060,000

Maine Finance Authority, Private Schools Revenue, VRDN

  (Kents Hill School) 1.35% (LOC; Allied Irish Banks)                                                6,000,000  (a)     6,000,000

MARYLAND--3.2%

Baltimore County:

  EDR, VRDN (Art Litho Co. Project) 1.30% (LOC; Allied Irish Banks)                                  6,000,000  (a)     6,000,000

  Revenue, CP 1.15%, 4/10/2003 (Liquidity Facility; Westdeutsche Landesbank)                         5,700,000          5,700,000

                                                                                                                  The Funds    23



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                      Principal
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS (CONTINUED)                                                   Amount ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Economic Development Corporation, Revenue

 Refunding, VRDN (United Cerebral Palsy Project):

    1.16% (LOC; Allfirst Bank)                                                                          75,000  (a)        75,000

    1.33% (LOC; Allfirst Bank)                                                                       2,384,500  (a)     2,384,500

MASSACHUSETTS--5.0%

Koch Certificate Trust, Revenue, VRDN 1.33% (Insured;

  AMBAC and Liquidity Facility; State Street Bank & Trust Co.)                                       4,779,904  (a)     4,779,904

Massachusetts Water Reserve Authority, Revenue, CP

  1%, 3/12/2003 (LOC; State Street Bank & Trust Co.)                                                 8,500,000          8,500,000

City of Medway, GO Notes, BAN 2.25%, 4/25/2003 (Insured; AMBAC)                                      3,606,712          3,612,947

Mendon Upton Regional School District, GO Notes, BAN 2.25%, 9/19/2003                                5,000,000          5,024,827

MICHIGAN--7.3%

Detroit Downtown Development Authority, Revenue, Refunding, VRDN

  (Millender Center Project)1.15% (LOC; HSBC Bank USA)                                               4,200,000  (a)     4,200,000

Michigan Higher Education Student Loan Authority, Student Loan Revenue

  VRDN 1.20% (Insured; AMBAC and Liquidity Facility; Lloyds TSB Bank)                               10,000,000  (a)    10,000,000

Michigan Hospital Finance Authority, Revenue, VRDN, Healthcare

  Equipment Loan Program 1.16% (LOC; Standard Federal Bank)                                          5,000,000  (a)     5,000,000

Michigan Municipal Bond Authority, Revenue

  2.25%, 8/22/2003 (LOC; JPMorgan Chase Bank)                                                        5,000,000          5,021,800

Michigan Strategic Fund, LOR, VRDN:

  (Home Incorporated Project) 1.26% (LOC; Fifth Third Bank)                                          2,500,000  (a)     2,500,000

  (Peckham Vocational Industries Project) 1.23% (LOC; ABN-AMRO)                                      2,800,000  (a)     2,800,000

  (PFG Enterprises Inc. Project) 1.33% (LOC; Huntington NB)                                          2,560,000  (a)     2,560,000

MINNESOTA--1.1%

Minnesota Housing Finance Agency, Revenue, Residential Program

  1.35%, 8/28/2003 (LOC; Bayerische Landesbank)                                                      5,000,000          5,000,000

MISSOURI--1.1%

Missouri Health and Educational Facilities Authority, Educational Facilities

  Revenue, VRDN (St. Louis University) 1.35% (Liquidity Facility; Bank of America)                   4,700,000  (a)     4,700,000

NEW MEXICO--2.7%

Jicarilla Apache Nation, Revenue 1.45%, 8/13/2003                                                    2,000,000          2,000,000

New Mexico Mortgage Finance Authority, Revenue, VRDN

  1.11% (Liquidity Facility: AIG Funding Inc. and Merrill Lynch)                                    10,000,000  (a)    10,000,000

NEW YORK--4.0%

Monroe County, GO Notes, RAN 2.50%, 4/15/2003                                                        2,500,000          2,504,957

New York City Municipal Water Finance Authority

 Revenue, CP 1.05%, 2/12/2003

 (Liquidity Facility: Bayerische Landesbank

  and Westdeutsche Landesbank)                                                                       5,000,000          5,000,000

New York City Power Authority, Revenue, CP 1%, 3/3/2003 (Liquidity Facility:

 Bank of New York, Bank of Nova Scotia, Bayerische Landesbank, Dexia Credit

 Locale, JPMorgan Chase Bank, Landesbank Hessen-Thuringen Girozentrale,

  State Street Bank & Trust Co. and Wachovia Bank)                                                  10,000,000         10,000,000

NORTH CAROLINA--1.1%

City of Winston-Salem, Water and Sewer System Revenue

  Refunding, VRDN 1.15% (Liquidity Facility; Dexia Credit Locale)                                    5,000,000  (a)     5,000,000

24

                                                                                                     Principal
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS (CONTINUED)                                                  Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

OHIO--3.0%

State of Ohio, Solid Waste Revenue

 VRDN (Pel Technologies):

    1.30%, Series A-2 (LOC; Key Bank)                                                                3,000,000  (a)     3,000,000

    1.30%, Series A-8 (LOC; Key Bank)                                                                1,000,000  (a)     1,000,000

Ohio Water Development Authority, Solid Waste Facilities Revenue

  VRDN (Pel Technologies Project) 1.25% (LOC; Key Bank)                                              7,000,000  (a)     7,000,000

University of Toledo, College and University Revenue

  VRDN 1.35% (Insured; FGIC and Liquidity Facility; U.S. Bank NA)                                    2,100,000  (a)     2,100,000

OREGON--.9%

Oregon Housing and Community Services Department

  SFMR 1.35%, 12/23/2003                                                                             3,885,000          3,885,000

PENNSYLVANIA-- 9.7%

Allegheny County Industrial Development Authority, Health and Housing

 Facilities Revenue, VRDN Refunding (Longwood at Oakmont Inc.)

  1.40% (Insured; Radian Bank and Liquidity Facility; Fleet National Bank)                           3,800,000  (a)     3,800,000

Cumberland County, GO Notes, VRDN 1.20% (Insured;
  AMBAC and Liquidity Facility; Wachovia Bank)                                                       4,555,000  (a)     4,555,000

East Hempfield Township Industrial Development

 Authority, Revenue, VRDN (Menomite Home Project)

  1.20% (LOC; Northern Trust Co.)                                                                    2,000,000  (a)     2,000,000

Emmaus General Authority, Revenue, VRDN:

  Local Government Pool Program 1.20% (LOC; KBC Bank)                                                1,800,000  (a)     1,800,000

  (South York County School District) 1.20% (LOC; KBC Bank)                                          1,400,000  (a)     1,400,000

Lancaster County Hospital Authority, Healthcare Facilities Revenue

 VRDN (Willow Valley Retirement Project) 1.18% (Insured;

  Radian Bank and Liquidity Facility; Fleet National Bank)                                           6,000,000  (a)     6,000,000

Langhorne Manor Borough Higher Education and Health
  Authority, Revenue VRDN (Heritage Towers Project)
  1.30% (LOC; Fleet National Bank)                                                                   4,155,000  (a)     4,155,000

Montgomery County Industrial Development Authority
  Industrial Revenue, VRDN (Recigno Laboratories)
  1.35% (LOC; Wachovia Bank)                                                                         2,150,000  (a)     2,150,000

Pennsylvania Higher Education Assistance Agency

 Student Loan Revenue:

    Refunding 2.35%, 7/1/2003 (Insured; FSA and Liquidity

      Facility: Bayerische Landesbank, Lloyds TSB Bank, State
      Street Bank and Trust Co. and Westdeutsche Landesbank)                                         5,000,000          5,006,050

    VRDN, Merlots Program 1.29% (Insured;
      FSA and LOC; Wachovia Bank)                                                                    4,000,000  (a)     4,000,000

Scranton-Lackawanna Health and Welfare Authority

 LR, VRDN, Merlots Program 1.24% (Insured;

  AMBAC and Liquidity Facility; Wachovia Bank)                                                       3,450,000  (a)     3,450,000

Union County Hospital Authority, HR, VRDN (United Methodist

  Continuing Care) 1.35% (LOC; Allfirst Bank)                                                        1,575,000  (a)     1,575,000

Upper Dauphin Industrial Development Authority, Revenue, VRDN

  (United Church of Christ Homes) 1.20% (LOC; First Tennessee Bank)                                  2,000,000  (a)     2,000,000

Venango County Industrial Development Authority, Revenue, CP

  (Scrub Grass Project) 1.35%, 2/14/2003 (LOC; Dexia Credit Locale)                                  1,000,000          1,000,000

                                                                                                                  The Funds   25

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                     Principal
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS (CONTINUED)                                                  Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND--.8%

Coventry, GO Notes 4.50%, 6/15/2003 (Insured; AMBAC)                                                   585,000            591,174

Rhode Island Housing and Mortgage Finance Corporation, Revenue, VRDN

  Putters Program 1.26% (Liquidity Facility; JPMorgan Chase Bank)                                    2,870,000  (a)     2,870,000

TEXAS--6.3%

Brazos River Authority, PCR, Refunding, VRDN (TXU Energy Company

  Project) 1.25% (LOC; JPMorgan Chase Bank)                                                          8,000,000  (a)     8,000,000

Greater East Texas Higher Education, Student Loan Revenue

  VRDN 1.20% (LOC; Student Loan Marketing Association)                                               5,000,000  (a)     5,000,000

Greater East Texas Student Loan Corporation, Student Loan Revenue

  VRDN 1.20% (LOC; Student Loan Marketing Association)                                              10,000,000  (a)    10,000,000

University of Texas Systems Board of Regents

  Revenue, CP 1.05%, 2/20/2003                                                                       5,000,000          5,000,000

VIRGINIA--2.6%

Norfolk Economic Development Authority, New Empowerment Zone Facility

  Revenue, VRDN (Metro Machine Corp. Project) 1.20% (LOC; Wachovia Bank)                             7,500,000  (a)     7,500,000

Virginia Beach Development Authority, IDR, Refunding

  VRDN (Giant Square) 1.20% (LOC; Wachovia Bank)                                                     4,000,000  (a)     4,000,000

WASHINGTON--4.7%

Everett Industrial Development Corporation, Exempt Facilities

  Revenue, VRDN (Kimberly Clark Corp. Project) 1.25%                                                 3,200,000  (a)     3,200,000

Seattle Housing Authority, Revenue, VRDN

  (Newholly Project) 1.25% (LOC; Keybank)                                                            3,750,000  (a)     3,750,000

Snohomish County Public Utility District Number 001, Generation System Revenue

  Refunding, VRDN 1.10% (Insured; FSA and Liquidity Facility; Dexia Credit Locale)                   3,600,000  (a)     3,600,000

Port of Tacoma, Sub-Lien Revenue, CP 1.05%, 7/10/2003

  (LOC; Westdeutsche Landesbank)                                                                     5,000,000          5,000,000

Washington Economic Development Finance Authority, SWDR, VRDN

  (Waste Management Project) 1.25% (LOC; Fleet National Bank)                                        5,500,000  (a)     5,500,000

WISCONSIN--3.2%

Wisconsin Health and Educational Facilities Authority

 VRDN:

    College and University Revenue (Wisconsin Lutheran

      College) 1.25% (LOC; U.S. Bank NA)                                                             7,000,000  (a)     7,000,000

    HR

      (Gunderson Lutheran) 1.35% (Insured; FSA and

        Liquidity Facility; Dexia Credit Locale)                                                     7,290,000  (a)     7,290,000

WYOMING--2.1%

Campbell County, IDR (Two Elk Power General Station Project)

  2.10%, 12/3/2003 (GIC; Bayerische Landesbank)                                                      9,500,000          9,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $444,577,665)                                                                   100.5%        444,577,665

LIABILITIES, LESS CASH AND RECEIVABLES                                                                   (.5%)        (2,269,055)

NET ASSETS                                                                                              100.0%        442,308,610

SEE FOOTNOTES ON PAGE 40.

SEE NOTES TO FINANCIAL STATEMENTS.


26

STATEMENT OF INVESTMENTS

January 31, 2003

                                                                                                    Principal
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT                                                         Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS--100.2%
------------------------------------------------------------------------------------------------------------------------------------

Albany Industrial Development Agency, IDR, VRDN (Corning

  Homes Project) 1.20% (LOC; JPMorgan Chase Bank)                                                    4,600,000  (a)     4,600,000

Alfred Almond Central School District, GO Notes

  Refunding 2.50%, 6/1/2003 (Insured; FSA)                                                             325,000            325,740

Amherst Central School District, GO Notes

  Refunding 2.50%, 6/15/2003 (Insured; FSA)                                                            520,000            521,323

Bethpage Union Free School District, GO Notes BAN 2.50%, 2/6/2003                                    2,000,000          2,000,199

City of Binghamton, GO Notes, BAN 2.25%, 9/25/2003                                                   8,000,000          8,034,087

Cambridge Central School District, GO Notes

  Refunding 2.50%, 6/15/2003 (Insured; FGIC)                                                           530,000            531,878

Canandaigua City School District, GO Notes

  Refunding 2.25%, 4/1/2003 (Insured; FSA)                                                             720,000            720,399

Chautauqua County Industrial Development Agency, Civic Facility

  Revenue, VRDN (Gerry Homes Project) 1.10% (LOC; HSBC Bank USA)                                     7,510,000  (a)     7,510,000

Chemung County Industrial Development Agency, IDR, VRDN, MMARS

  2nd Program-Trayer Inc. 1.15% (LOC; HSBC Bank USA)                                                 1,400,000  (a)     1,400,000

Commack Union Free School District, GO Notes TAN 2.50%, 6/27/2003                                    5,000,000          5,016,721

Corning City School District, GO Notes, BAN 2.25%, 8/15/2003                                         2,250,000          2,258,301

Cortland County Industrial Development Agency, Civic Facility Revenue

  (Cortland Memorial Hospital Project) 2.50%, 7/1/2003 (Insured; Radian Bank)                          195,000            195,474

Dutchess County Industrial Development Agency, Civic Facility Revenue, VRDN:

  (Marist College Civic Facility) 1.15% (LOC; Key Bank)                                              7,000,000  (a)     7,000,000

  (Samuel F.B. Morse Historic Site):

    1.10% (LOC; Allied Irish Bank)                                                                      50,000  (a)        50,000

    1.20% (LOC; Allied Irish Bank)                                                                   3,865,000  (a)     3,865,000

East Bloomfield Central School District, GO Notes

  Refunding 2.25%, 6/15/2003 (Insured; FGIC)                                                           370,000            370,943

East Rockaway Union Free School District, GO Notes TAN 2.25%, 6/24/2003                              3,500,000          3,514,206

Elmira City School District, GO Notes, Refunding 2%, 6/15/2003 (Insured; MBIA)                         540,000            541,186

Erie County Industrial Development Agency, Civic Facility Revenue, VRDN

 (YMCA of Greater Buffalo Project):

    1.10%, Series A (LOC; HSBC Bank USA)                                                             3,600,000  (a)     3,600,000

    1.10%, Series B (LOC; HSBC Bank USA)                                                             4,000,000  (a)     4,000,000

Fayetteville-Manlius Central School District, GO Notes

  Refunding 2%, 6/15/2003 (Insured; FGIC)                                                              490,000            490,355

Freeport, GO Notes, BAN 2.25%, 1/22/2004                                                             5,000,000          5,049,446

Glen Cove, GO Notes, BAN 1.98%, 3/28/2003                                                            2,493,582          2,495,335

Greece Central School District, GO Notes, BAN 1.80%, 12/18/2003                                     10,000,000         10,052,912

Harriman Village, GO Notes, BAN 2%, 11/19/2003                                                       1,610,000          1,612,725

Herkimer County Industrial Development Agency, IDR, VRDN
  (Hale Manufacturing Co.) 1.15% (LOC; HSBC Bank USA)                                                2,910,000  (a)     2,910,000

Herricks Union Free School District, GO Notes, BAN 2%, 12/3/2003                                       500,000            502,922

Town of Islip Industrial Development Agency, IDR, VRDN (Brentwood
  Distribution Co. Facility) 1.10% (LOC; Fleet National Bank)                                        3,750,000  (a)     3,750,000

Long Island Power Authority, Power Supply Revenue, CP 1.05%
  3/31/2003 (LOC: Banque Paribas, Bayerische Landesbank,
  JPMorgan Chase Bank and State Street Bank and Trust Co.)                                          10,000,000         10,000,000

Lowville Central School District, GO Notes, Refunding

  2.50%, 6/15/2003 (Insured; FGIC)                                                                   1,020,000          1,023,121

                                                                                                                  The Funds  27

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                     Principal
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (CONTINUED)                                              Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

McGraw Central School District, GO Notes, Refunding

  2.50%, 2/15/2003 (Insured; FGIC)                                                                     555,000            555,175

Metropolitan Transportation Authority, Transit Facility Revenue:

  5%, 7/1/2003 (Insured; AMBAC)                                                                      1,055,000          1,070,057

  CP 1.35%, 3/7/2003 (LOC; ABN-AMRO)                                                                 7,000,000          7,000,000

  VRDN 1.13% (Insured; AMBAC and Liquidity Facility; The Bank of New York)                           5,679,000  (a)     5,679,000

Monroe County, GO Notes, RAN 2.50%, 4/15/2003                                                        7,500,000          7,514,870

Monroe County Industrial Development Agency, LR, VRDN
  (Robert Weslayan College) 1.20% (LOC; M&T Bank Corp.)                                              2,940,000  (a)     2,940,000

Monroe Tobacco Asset Securitization Corporation, Tobacco Settlement Revenue

  VRDN 1.22% (Liquidity Facility; Westdeutsche Landesbank)                                           3,000,000  (a)     3,000,000

Nassau County Industrial Development Agency, Civic Facility Revenue, VRDN

  (St. Mary's Children Project) 1.30% (LOC; Fleet National Bank)                                     2,480,000  (a)     2,480,000

New York City, GO Notes:

 CP 1.10%, 2/26/2003 (Insured; MBIA and Liquidity

    Facility; Landesbank Hessen-Thuringen Girozentrale)                                              5,000,000          5,000,000

  RAN 2.50%, 4/11/2003                                                                              17,000,000         17,035,320

  VRDN 1.10% (LOC; JPMorgan Chase Bank)                                                              3,400,000  (a)     3,400,000

New York City Housing Development Corporation, VRDN

  MFHR (Brittany Development) 1.10% (LOC; FNMA)                                                      8,300,000  (a)     8,300,000

  Mortgage Revenue (Residential East 17th Street) 1.30% (LOC; JPMorgan Chase Bank)                   4,700,000  (a)     4,700,000

New York City Industrial Development Agency, VRDN:

 Civic Facility Revenue:

    (Brooklyn United Methodist Project) 1.15% (LOC; The Bank of New York)                            4,060,000  (a)     4,060,000

    (Jewish Community Center) 1.20% (LOC; M&T Bank Corp.)                                            5,000,000  (a)     5,000,000

    (Jewish Community Center of Manhattan) 1.20% (LOC; M&T Bank Corp.)                               3,700,000  (a)     3,700,000

  IDR, Refunding (Plaza Packaging Project) 1.35% (LOC; The Bank of New York)                         2,155,000  (a)     2,155,000

  Special Facility Revenue (Korean Airlines Co.) 1.20% (LOC; Citibank)                              12,700,000  (a)    12,700,000

New York City Municipal Water Finance Authority, Water and Sewer System Revenue

 CP:

    1.05%, 2/12/2003 (Liquidity Facility: Bayerische

      Landesbank and Westdeutsche Landesbank)                                                       15,000,000         15,000,000

    1%, 2/21/2003 (Liquidity Facility: Landesbank Hessen-Thuringen Girozentrale and

      Landesbank Baden-Wuerttemberg)                                                                 5,000,000          5,000,000

    1.05%, 2/25/2003 (Liquidity Facility: Landesbank Hessen-Thuringen
      Girozentrale and Landesbank Baden-Wuerttemberg)                                                6,000,000          6,000,000

    1.05%, 2/13/2003 (LOC: Bayerische Landesbank, Landesbank Hessen-Thuringen
      Girozentrale and Westdeutsche Landesbank)                                                      6,000,000          6,000,000

    1.10%, 2/12/2003 (LOC; Bayerische Landesbank and Westdeutsche Landesbank)                       18,400,000         18,400,000

  VRDN 1.10%, (Liquidity Facility; JPMorgan Chase Bank)                                             15,100,000  (a)    15,100,000

New York City Transitional Finance Authority, Revenues:

  2.50%, 2/26/2003                                                                                     375,000            375,319

  VRDN, Merlots Program 1.16% (Insured; MBIA and Liquidity Facility; Wachovia Bank)                 12,790,000  (a)    12,790,000

New York State Dormitory Authority, Revenues:

 CP:

    (Cornell University) 1.03%, 6/11/2003                                                            4,300,000          4,300,000

    (Mount Sinai Medical School) 1.05%, 3/13/2003 (LOC; JPMorgan Chase Bank)                         2,500,000          2,500,000

  (Mental Health Services Facilities) 6%, 2/15/2003                                                  1,300,000          1,302,605

  Refunding (Brookdale Hospital Medical Center) 5.50%, 2/15/2003 (Insured; FSA)                      1,940,000          1,943,552

  School Districts Financing Program 3%, 4/1/2003 (Insured; MBIA)                                    1,530,000          1,533,539


28

                                                                                                     Principal
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (CONTINUED)                                              Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

New York State Dormitory Authority, Revenues (continued):

 VRDN, Merlots Program:

    1.16% (Insured; AMBAC and Liquidity Facility; Wachovia Bank)                                     2,990,000  (a)     2,990,000

    1.16% (Insured; MBIA and Liquidity Facility; Wachovia Bank)                                      5,000,000  (a)     5,000,000

    (St. Luke's Hospital) 1.16% (Liquidity Facility; Wachovia Bank)                                  4,615,000  (a)     4,615,000

New York State Environmental, GO Notes, CP 1.05%, 2/12/2003

  (LOC: Bayerische Landesbank and Helaba Bank)                                                       5,000,000          5,000,000

New York State Housing Finance Agency, VRDN:

 LR

    1.23% (Liquidity Facility; Merrill Lynch)                                                        4,990,000  (a)     4,990,000

  Revenue (Saville Housing)

    1.12% (LOC; Fleet National Bank)                                                                14,400,000  (a)    14,400,000

New York State Power Authority, Power Supply Revenue

 CP:

    1%, 2/25/2003 (Liquidity Facility: The Bank of New York,

      Bank of Nova Scotia, Bayerische Landesbank, Dexia Credit Locale,

      JPMorgan Chase Bank, Landesbank Hessen-Thuringen Girozentrale,

      State Street Bank and Trust Co. and Wachovia Bank)                                            23,970,000         23,970,000

    1%, 3/3/2003 (Liquidity Facility: The Bank of New York, Bank of

      Nova Scotia, Bayerische Landesbank, Dexia Credit Locale,

      JPMorgan Chase Bank, Landesbank Hessen-Thuringen Girozentrale,

      State Street Bank and Trust Co. and Wachovia Bank)                                            17,850,000         17,850,000

    1%, 3/6/2003 (Liquidity Facility: The Bank of New York, Bank of Nova

      Scotia, Bayerische Landesbank, Dexia Credit Locale, JPMorgan Chase

      Bank, Landesbank Hessen-Thuringen Girozentrale,

      State Street Bank and Trust Co. and Wachovia Bank)                                             5,600,000          5,600,000

New York State Thruway Authority

  Service Contract Revenue 5.40%, 4/1/2003                                                             400,000            402,665

City of Olean, GO Notes, BAN 2%, 8/21/2003                                                           3,500,000          3,501,303

Ontario County Industrial Development Agency, IDR

  VRDN (Dixit Enterprises) 1.15% (LOC; HSBC Bank USA)                                                3,250,000  (a)     3,250,000

Oswego County Industrial Development Agency, PCR, Refunding

  VRDN (Philip Morris Companies Project) 1.22%                                                       6,000,000  (a)     6,000,000

Palmyra-Macedon Central School District

  GO Notes, Refunding 2%, 4/15/2003 (Insured; FSA)                                                     450,000            450,087

Phelps-Clifton Springs Central School District, GO Notes

  Refunding 2.25%, 6/1/2003 (Insured; FGIC)                                                            720,000            721,881

Poughkeepsie Industrial Development Agency, Senior Living Facility Revenue
  VRDN (Manor at Woodside Project) 1.25% (LOC; The Bank of New York)                                 5,000,000  (a)     5,000,000

Queensbury Union Free School District GO Notes, BAN 2.125%, 1/7/2004                                 7,300,000          7,355,352

Renesselaer Industrial Development Agency, IDR (Capital View Office
  Park Project) 1.50%, 12/31/2003 (LOC; SunTrust Bank)                                               2,995,000          2,995,000

Rockland County, GO Notes, RAN 3%, 4/9/2003                                                          3,685,000          3,694,626

Rondout Valley Central School District at Accord, GO Notes, Refunding

  2.50%, 6/15/2003 (Insured; FGIC)                                                                     300,000            301,095

Southern Cayuga Central School District, GO Notes, Refunding

  2.50%, 5/15/2003 (Insured; FSA)                                                                      400,000            400,780

Suffolk County Water Authority, Revenue, VRDN

  1.15% (Liquidity Facility; Bank of Nova Scotia)                                                   10,000,000  (a)    10,000,000

                                                                                                                  The Funds   29

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                     Principal
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (CONTINUED)                                              Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

Syracuse Industrial Development Agency, Civic Facility Revenue, VRDN

  (Community Development Properties-Larned Project)
  1.25% (LOC; M&T Bank Corp.)                                                                        6,890,000  (a)     6,890,000

Topkins County Industrial Development Agency, College and University

  Revenue, VRDN (Cortland College) 1.10% (LOC; HSBC Bank USA)                                        4,800,000  (a)     4,800,000

Troy Industrial Development Authority, Civic Facility Revenue, VRDN

  (Renesselaer Polytechnic Institute Project) 1.10%                                                  6,750,000  (a)     6,750,000

Ulster County Industrial Development Agency, IDR

  VRDN (Selux Corp. Project) 1.35% (LOC; The Bank of New York)                                       2,430,000  (a)     2,430,000

Westchester County Industrial Development Agency

 VRDN:

    Civic Facility Revenue:

      (The Masters School) 1.15% (LOC; Allied Irish Bank)                                            3,650,000  (a)     3,650,000

      (Young Men's Christian Association) 1.20% (LOC; Allied Irish Bank)                             4,000,000  (a)     4,000,000

    Commercial Facility Revenue (Panorama Flight Service

      Inc. Project) 1.25% (LOC; The Bank of New York)                                                5,260,000  (a)     5,260,000

Yonkers Industrial Development Agency, Revenue, VRDN, Merlots Program

  1.21% (Liquidity Facility; Wachovia Bank and LOC; GNMA)                                            4,215,000  (a)     4,215,000

TOTAL INVESTMENTS (cost $446,959,499)                                                                   100.2%        446,959,499

LIABILITIES, LESS CASH AND RECEIVABLES                                                                   (.2%)        (1,076,711)

NET ASSETS                                                                                              100.0%        445,882,788

SEE FOOTNOTES ON PAGE 40.

SEE NOTES TO FINANCIAL STATEMENTS.

30


STATEMENT OF INVESTMENTS

January 31, 2003

                                                                                                     Principal
DREYFUS TAX EXEMPT CASH MANAGEMENT                                                                  Amount ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS--100.7%
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--4.0%

Homewood Educational Building Authority

  College and University Revenue, VRDN (Samford University)
  1.30% (Insured; AMBAC and Liquidity Facility; Bank of Nova Scotia)                                 5,500,000  (a)     5,500,000

Jefferson County, VRDN:

  GO Notes 1.30% (Liquidity Facility: Bayerische Landesbank and JPMorgan Chase Bank)                26,500,000  (a)    26,500,000

  Sewer Revenue, Refunding:

    1.20% (Insured; XL Capital Assurance and Liquidity Facility; Bank of Nova Scotia)               43,700,000  (a)    43,700,000

    1.25% (Insured; XL Capital Assurance and Liquidity Facility; JPMorgan Chase Bank)               25,000,000  (a)    25,000,000

ALASKA--.2%

Alaska Housing Finance Corporation, Revenue, VRDN

  (State Capital Project) 1.125% (Insured; MBIA)                                                     6,250,000  (a)     6,250,000

ARKANSAS--.4%

University of Arkansas, University Revenues, Refunding, VRDN (UAMS Campus)

  1.18% (Insured; MBIA and Liquidity Facility; Bank of America)                                     10,300,000  (a)    10,300,000

ARIZONA--1.0%

Apache County Industrial Development Authority, IDR, VRDN

  (Tucson Electric Power--Springerville Project) 1.15% (LOC; The Bank of New York)                  24,200,000  (a)    24,200,000

COLORADO--1.7%

Colorado Health Facilities Authority, Revenue

  VRDN (Covenant Retirement) 1.15% (LOC; ABN-AMRO)                                                  12,900,000  (a)    12,900,000

Colorado Housing and Finance Authority, Multi-Family Class Revenue

  1.70%, 10/1/2003 (Liquidity Facility; FHLB)                                                        8,320,000          8,320,000

El Paso County School District Number 11, GO Notes, TAN 2.50%, 6/30/2003                            10,000,000         10,044,544

Southern Ute Indian Tribe of Southern Ute Indian Reservation

  Industrial Revenue 1.62%, 8/7/2003 (Liquidity Facility; Bank One)                                 11,000,000         11,000,000

DELAWARE--1.1%

Delaware Economic Development Authority, VRDN:

  MFHR (School House Project) 1.15% (LOC; HSBC Bank USA)                                            14,400,000  (a)    14,400,000

  Private Schools Revenue (Catholic Diocese Wilmington)

    1.20% (LOC; Allied Irish Bank)                                                                  12,500,000  (a)    12,500,000

DISTRICT OF COLUMBIA--2.3%

District of Columbia, VRDN:

  Enterprise Zone Revenue (United Planning Organization) 1.23% (LOC; Allfirst Bank)                 10,480,000  (a)    10,480,000

  Revenues:

    (American Public Health Association) 1.20% (LOC; PNC Bank)                                       9,960,000  (a)     9,960,000

    (Henry J. Kaiser Foundation) 1.13% (Liquidity Facility; JPMorgan Chase Bank)                    16,000,000  (a)    16,000,000

District of Columbia National Academy of Science

  CP 1.40%, 2/13/2003 (Insured; AMBAC and Liquidity Facility; NationsBank NA)                       12,500,000         12,500,000

District of Columbia Water and Sewer Authority, Revenue, CP
  1.65%, 2/7/2003 (LOC; Westdeutsche Landesbank)                                                     9,500,000          9,500,000

FLORIDA--4.8%

Capital Projects Finance Authority, Revenue, VRDN

  Capital Projects Loan Program 1.15% (Insured; FSA and LOC; SunTrust Bank)                         20,335,000  (a)    20,335,000

Dade County Industrial Development Authority, Exempt Facilities
  Revenue, Refunding, VRDN (Florida Power and Light Co.) 1.35%                                      18,550,000  (a)    18,550,000

Florida State Department of Environmental Protection and

  Preservation, Revenue 4%, 7/1/2003 (Insured; MBIA)                                                 2,680,000          2,710,874

Gainesville, Utilities System Revenue, CP

  1%, 4/10/2003 (LOC; Bayerische Landesbank)                                                         9,028,000          9,028,000

                                                                                                                  The Funds    31

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                     Principal
DREYFUS TAX EXEMPT CASH MANAGEMENT (CONTINUED)                                                      Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Highlands County Health Facilities Authority, Revenue, VRDN (Adventist

  Health System) 1.15% (Insured; MBIA and Liquidity Facility; Bank of America)                      37,500,000  (a)    37,500,000

Jacksonville Electric Authority, Revenue, VRDN

  1.35% (Liquidity Facility; Westdeutsche Landesbank)                                               21,000,000  (a)    21,000,000

City of Tampa, Educational Facilities Revenue, VRDN

  (Trinity School for Children Project) 1.13% (LOC; Regions Bank)                                    5,500,000  (a)     5,500,000

Tampa Bay Water Utility System, Water Revenue, VRDN, Merlots Program
  1.24% (Insured; FGIC and Liquidity Facility; Wachovia Bank)                                        5,705,000  (a)     5,705,000

GEORGIA--2.2%

Albany Dougherty Payroll Development Authority, PCR

  Refunding, VRDN (Philip Morris Co. Inc.) 1.30%                                                    10,000,000  (a)    10,000,000

Fulton County Housing Authority, MFHR, Refunding, VRDN

  (Spring Creek Crossing) 1.15% (LOC; Wachovia Bank)                                                30,000,000  (a)    30,000,000

Gainesville and Hall County Development Authority, Revenue, VRDN

  (Senior Living Facility-Lanier Village Estates) 1.25% (LOC; Regions Bank)                         15,000,000  (a)    15,000,000

HAWAII--.2%

Honolulu City and County, GO Notes 1.30%, 12/4/2003

  (Insured; FGIC and Liquidity Facility; FGIC)                                                       5,600,000          5,600,000

IDAHO--.3%

Idaho Housing and Finance Association, Nonprofit Facilities Revenue
  VRDN (Albertson College of Idaho Project) 1.20% (LOC; Key Bank)                                    8,250,000  (a)     8,250,000

ILLINOIS--9.5%

Chicago Board of Education, GO Notes, VRDN:

  1.15%, Series C (Insured; FSA and LOC; Dexia Credit Locale)                                       25,000,000  (a)    25,000,000

  1.15%, Series D (Insured; FSA and LOC; Dexia Credit Locale)                                       12,600,000  (a)    12,600,000

Chicago Park District, Revenue, TAN 3%, 5/1/2003                                                    10,000,000         10,034,918

Chicago School Finance Authority, GO Notes

  Refunding 6.20%, 6/1/2003 (Insured; FGIC)                                                          7,500,000          7,626,182

State of Illinois:

 GO Notes, VRDN, Merlots Program 1.24%

    (Insured; FSA and Liquidity Facility; Wachovia Bank)                                            16,965,000  (a)    16,965,000

  Revenue, RAC 2.50%, 5/15/2003                                                                     10,000,000         10,030,970

Illinois Educational Facilities Authority, Revenues:

 (University of Chicago):

    1.55%, 6/3/2003                                                                                  6,000,000          6,000,000

    1.60%, 8/1/2003                                                                                  8,000,000          8,000,000

    1.65%, 7/1/2003                                                                                  8,000,000          8,000,000

  VRDN (Art Institute of Chicago) 1.20% (Liquidity Facility; Bank of Montreal)                      15,000,000  (a)    15,000,000

Illinois Health Facilities Authority, Revenues:

 (Evanston Hospital Corp.):

    1.05%, 7/10/2003                                                                                15,000,000         15,000,000

    1.48%, 2/27/2003                                                                                15,000,000         15,000,000

  (Evanston Northwestern Corp.) 1.30%, 3/6/2003                                                     20,000,000         20,000,000

  VRDN:

    (Franciscan Eldercare Service) 1.15% (LOC; ABN-AMRO)                                            12,160,000  (a)    12,160,000

    (Northwestern Memorial Hospital) 1.30% (LOC; Northern Trust Co.)                                 5,000,000  (a)     5,000,000

    (Rehabilitation Institute of Chicago Project) 1.15% (LOC; Bank of America)                      45,100,000  (a)    45,100,000

Regional Transportation Authority, Revenue, VRDN, Merlots Program
  1.24% (Insured; MBIA and Liquidity Facility; Wachovia Bank)                                        4,975,000  (a)     4,975,000


32

                                                                                                     Principal
DREYFUS TAX EXEMPT CASH MANAGEMENT (CONTINUED)                                                      Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

University of Illinois, University Revenues, VRDN, Merlots Program 1.24%

  (Insured; AMBAC and Liquidity Facility; Wachovia Bank)                                             3,095,000  (a)     3,095,000

INDIANA--1.9%

Indiana Health Facility Financing Authority, VRDN:

  Health Facility Revenue (Clark Memorial Hospital Project) 1.30% (LOC; Bank One)                    9,665,000  (a)     9,665,000

  Revenue, Refunding (Baptist Homes of Indiana) 1.15% (LOC; ABN-AMRO)                                9,900,000  (a)     9,900,000

Indianapolis Local Public Improvement Bond Bank, Revenue 2%, 7/8/2003                               29,000,000         29,107,711

IOWA--.7%

Louisa County, PCR, Refunding, VRDN (Midwest Power System Inc. Project) 1.20%                       17,900,000  (a)    17,900,000

KANSAS--1.4%

Kansas City, MFHR, Refunding, VRDN (Wood View Apartments Project) 1.18% (LOC; FHLB)                 10,195,000  (a)    10,195,000

Midwest Tax-Exempt Bond Grantor Trust, Revenue, VRDN 1.50% (LOC; Huntington NB)                      9,475,450  (a)     9,475,450

United Government of Wyandotte County/Kansas City, GO Notes 1.75%, 2/1/2003                          6,270,980          6,270,980

City of Wichita, GO Notes 2.50%, 2/20/2003                                                           8,640,000          8,645,583

KENTUCKY--2.6%

Jefferson County, VRDN:

  Industrial Building Revenue, Refunding (Ursuline Campus) 1.16% (LOC; Fifth Third Bank)             7,000,000  (a)     7,000,000

  Retirement Home Revenue (Nazareth Library Project) 1.16% (LOC; Fifth Third Bank)                  13,665,000  (a)    13,665,000

  Student Housing Industrial Building Revenue

    (University of Louisville Project) 1.18% (LOC; Wachovia Bank)                                   20,000,000  (a)    20,000,000

Logan/Todd Regional Water Community, Water Revenue, BAN 3%, 8/1/2003                                10,250,000         10,316,051

Warren County, Hospital Facility Revenue, VRDN

  (Bowling Green-Warren County) 1.20% (LOC; Bank One)                                               15,000,000  (a)    15,000,000

LOUISIANA--4.9%

State of Louisiana, Gas and Fuel Tax Revenue, Refunding 4%, 11/15/2003 (Insured;
FSA)                                                                                                 3,000,000          3,063,784

Louisiana Local Government Environmental Facilities

  Community Development Authority, Revenues, VRDN
  Merlots Program 1.24% (Insured; AMBAC and Liquidity Facility; Wachovia Bank)                       8,150,000  (a)     8,150,000

Louisiana Public Facilities Authority, VRDN:

  HR, Refunding, Hospital Equipment Financing Program 1.15% (LOC; Bank One)                         35,400,000  (a)    35,400,000

  Revenue:

    (Metairie Park Country Day) 1.23% (LOC; Branch Banking and Trust)                               11,975,000  (a)    11,975,000

    (Pennington Medical Foundation Project) 1.15% (LOC; Bank One)                                   30,000,000  (a)    30,000,000

    (Roman Catholic Church of New Orleans) 1.23% (LOC; KBC Bank)                                     4,670,000  (a)     4,670,000

Plaquemines Port Harbor and Terminal District, Port Facilities Revenue

  (Chevron Pipe Line Co.) 1.55%, 9/1/2003                                                           13,000,000         13,000,000

Tobacco Settlement Financing Corporation, Revenue, VRDN:

  1.30% (Liquidity Facility; Merrill Lynch)                                                         10,010,000  (a)    10,010,000

  1.35% (Liquidity Facility; Merrill Lynch)                                                          6,995,000  (a)     6,995,000

MARYLAND--2.1%

Baltimore County Metropolitan District, CP 1.15%, 4/10/2003

  (Liquidity Facility; Westdeutsche Landesbank)                                                     15,000,000         15,000,000

Frederick County, Industrial Revenue, Refunding, VRDN
  (Manekin-Frederick Facility) 1.33% (LOC; Allfirst Bank)                                            3,225,000  (a)     3,225,000

Maryland Economic Development Corporation, Revenue

 VRDN (Legal Aid Bureau Inc. Facility):

    1.28% (LOC; Allfirst Bank)                                                                         100,000  (a)       100,000

    1.33% (LOC; Allfirst Bank)                                                                       2,800,000  (a)     2,800,000

                                                                                                                  The Funds   33

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                     Principal
DREYFUS TAX EXEMPT CASH MANAGEMENT (CONTINUED)                                                      Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Health and Higher Educational Facilities Authority

 Revenue, VRDN:

    (Mercy Ridge) 1.25% (LOC; Allfirst Bank)                                                        22,050,000  (a)    22,050,000

    (Stella Maris) 1.20% (LOC; Allfirst Bank)                                                        9,710,000  (a)     9,710,000

MASSACHUSETTS--2.9%

State of Massachusetts, GO Notes, Refunding, VRDN

  1.10% (Liquidity Facility; Westdeutsche Landesbank)                                                7,400,000  (a)     7,400,000

Massachusetts Development Finance Agency, College and University

  Revenue, VRDN (Suffolk University) 1.23% (Insured; Radian Bank and
  Liquidity Facility: Fleet National Bank and State Street Bank and Trust Co.)                      32,000,000  (a)    32,000,000

Millbury, GO Notes, BAN 1.80%, 1/23/2004                                                             8,429,927          8,472,140

North Brookfield, GO Notes, BAN:

  2.75%, 5/23/2003                                                                                   7,500,000          7,514,958

  2%, 1/22/2004                                                                                      2,000,000          2,012,469

Pembroke, GO Notes, BAN 2.75%, 8/7/2003                                                              4,500,000          4,525,615

Springfield, GO Notes, BAN 3%, 7/8/2003                                                              5,997,000          6,031,256

Wachusett Regional School District, GO Notes, RAN 3%, 6/30/2003                                      6,000,000          6,026,437

MICHIGAN--2.6%

City of Detroit, Sewage Disposal Revenue, VRDN, Merlots Program

  1.24% (Insured; FGIC and Liquidity Facility; Wachovia Bank)                                        6,350,000  (a)     6,350,000

Detroit Downtown Development Authority, Revenue, Refunding, VRDN

  (Millender Center Project) 1.15% (LOC; HSBC Bank USA)                                              8,000,000  (a)     8,000,000

Lake St. Clair Shores Drainage District, GO Notes

  VRDN 1.18% (LOC; Comerica Bank)                                                                    4,965,000  (a)     4,965,000

Michigan Municipal Bond Authority, Revenue

  2.25%, 8/22/2003 (LOC; JPMorgan Chase Bank)                                                       20,000,000         20,087,202

Michigan Hospital Finance Authority, Revenues, VRDN:

  (Crittenton Hospital) 1.25% (LOC; Comerica Bank)                                                  10,000,000  (a)    10,000,000

  Hospital Equipment Loan Program 1.16% (LOC; ABN-AMRO)                                             16,200,000  (a)    16,200,000

MINNESOTA--.7%

Bloomington, MFHR, Refunding, VRDN

  (Bristol Village) 1.10% (Liquidity Facility; FNMA)                                                17,000,000  (a)    17,000,000

MISSISSIPPI--.4%

Mississippi Business Finance Corporation, College and University Revenue

  VRDN (Mississippi College Project) 1.25% (LOC; First Tennessee Bank)                              11,000,000  (a)    11,000,000

MISSOURI--.6%

Missouri Health and Educational Authority, Educational Facilities
  Revenue, VRDN (Drury College) 1.35% (LOC; Mercantile Bank)                                        15,000,000  (a)    15,000,000

NEBRASKA--1.3%

Nebhelp Inc., Revenue, VRDN 1.20% (Insured; MBIA and
  Liquidity Facility; Lloyds TSB Bank)                                                              31,780,000  (a)    31,780,000

NEW HAMPSHIRE--1.0%

State of New Hampshire, GO Notes, CP 1.15%, 3/6/2003
  (Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale)                                    15,000,000         15,000,000

New Hampshire Health and Education Authority, HR

 VRDN (Wentworth Douglass Hospital) 1.40% (Insured;

  Radian Bank and Liquidity Facility; Fleet National Bank)                                           9,890,000  (a)     9,890,000


34

                                                                                                     Principal
DREYFUS TAX EXEMPT CASH MANAGEMENT (CONTINUED)                                                      Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--.5%

New Brunswick, GO Notes 1.85%, 8/13/2003                                                            13,300,000         13,325,546

NEW MEXICO--.6%

Jicarilla Apache Nation, Revenue 1.45%, 8/13/2003                                                   15,000,000         15,000,000

NEW YORK--3.5%

ABN-AMRO Munitops Certificates Trust, Highway Revenue

  Tolls, VRDN 1.30% (Insured; MBIA and Liquidity Facility; ABN-AMRO)                                15,000,000  (a)    15,000,000

Greece Central School District, GO Notes

  BAN 1.80%, 12/18/2003                                                                             18,897,000         18,996,988

New York City Municipal Water Finance Authority

 Water and Sewer System Revenue, CP:

    1%, 2/21/2003 (Liquidity Facility: Landesbank Baden-

      Wuerttemberg and Landesbank-Hessen Thuringen Girozentrale)                                    10,000,000         10,000,000

    1.10%, 2/12/2003 (LOC: Bayerische Landesbank and
      Westdeutsche Landesbank)                                                                      30,000,000         30,000,000

New York State Dormitory Authority, Revenue, CP

  (Cornell University) 1.03%, 6/11/2003                                                              4,000,000          4,000,000

New York State Environmental, CP 1.10%, 2/6/2003
  (LOC: Bayerische Landesbank, Helaba Bank and JPMorgan Chase Bank)                                 10,000,000          9,999,745

NORTH CAROLINA--1.1%

State of North Carolina, Revenue, Refunding, VRDN

  1.07% (Liquidity Facility; Landesbank Baden-Wuerttemberg)                                         28,870,000  (a)    28,870,000

OHIO--1.0%

Akron Bath Copley Joint Township Hospital District, Health Care Facilities

  Revenue, VRDN (Sumner Project) 1.20% (LOC; KBC Bank)                                               7,500,000  (a)     7,500,000

Hamilton County, VRDN:

  EDR (Taft Museum Project) 1.16% (LOC; Fifth Third Bank)                                            6,000,000  (a)     6,000,000

  Electric Revenue, Refunding 1.20% (Insured; FSA

    and Liquidity Facility; Dexia Credit Locale)                                                     4,900,000  (a)     4,900,000

University of Toledo General Receipts Bonds, College and University Revenue
  Refunding, VRDN 1.35% (Insured; FGIC and Liquidity Facility; U.S. Bank NA)                         6,000,000  (a)     6,000,000

OKLAHOMA--.1%

Oklahoma Development Finance Authority, Revenue

  VRDN (Continuing Care Community) 1.35% (LOC; KBC Bank)                                             2,000,000  (a)     2,000,000

OREGON--.4%

Oregon Housing and Community Services Department

  Mortgage Revenue 1.30%, 12/23/2003                                                                 9,000,000          9,000,000

PENNSYLVANIA--14.1%

Allegheny County Industrial Development Authority

 Health and Housing Facilities Revenue, Refunding
 VRDN (Longwood at Oakmount Inc.) 1.40% (Insured;

  Radian Bank and Liquidity Facility; Fleet National Bank)                                           7,080,000  (a)     7,080,000

Cumberland County, GO Notes, VRDN 1.20% (Insured;

  AMBAC and Liquidity Facility; Wachovia Bank)                                                       3,180,000  (a)     3,180,000

Dauphin County General Authority, Revenue, VRDN:

  1.15% (Insured; AMBAC and LOC; Bank of Nova Scotia)                                               46,945,000  (a)    46,945,000

  School District Pooled Financing Program 1.15%

    (Insured; AMBAC and Liquidity Facility; Bank of Scotia)                                         39,050,000  (a)    39,050,000

                                                                                                                  The Funds   35

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                     Principal
DREYFUS TAX EXEMPT CASH MANAGEMENT (CONTINUED)                                                      Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Emmaus, General Authority Revenue, VRDN:

  1.20%, Series C (GIC; Goldman Sachs and Co.)                                                      15,000,000  (a)    15,000,000

  1.20%, Series D (GIC; Goldman Sachs and Co.)                                                      22,500,000  (a)    22,500,000

  1.20%, Series E (GIC; Goldman Sachs and Co.)                                                       8,000,000  (a)     8,000,000

  1.20%, Series H (GIC; Goldman Sachs and Co.)                                                      20,000,000  (a)    20,000,000

  (Conewagos School District)

    1.20% (LOC; Bayerische Landesbank)                                                              10,000,000  (a)    10,000,000

  Local Government:

    1.20%, Series B-6 (GIC; Goldman Sachs and Co.)                                                  37,700,000  (a)    37,700,000

    1.20%, Series F-1 (GIC; Goldman Sachs and Co.)                                                  34,000,000  (a)    34,000,000

    (Kutztown School) 1.20% (LOC; KBC Bank)                                                         10,000,000  (a)    10,000,000

  (Lower Dauphin School) 1.20% (LOC; Bayerische Landesbank)                                         10,000,000  (a)    10,000,000

Lancaster County Hospital Authority, Revenue, VRDN

 (Luthercare Project):

    1.20% (LOC; Allfirst Bank)                                                                         315,000  (a)       315,000

    1.25% (LOC; Allfirst Bank)                                                                      14,685,000  (a)    14,685,000

Lebanon County Health Facilities Authority, VRDN:

 Health Center Revenue (United Church of Christ Homes)

    1.23% (LOC; Allfirst Bank)                                                                       8,780,000  (a)     8,780,000

  Revenue (Cornwall Manor Project) 1.20% (Insured;
    Radian Bank and Liquidity Facility; Fleet National Bank)                                         6,000,000  (a)     6,000,000

Montgomery County Higher Education and Health Authority

 VRDN:

    Health Facilities Revenue ((Philadelphia Geriatric Center)

      1.15% (LOC; Allied Irish Bank)                                                                 4,630,000  (a)     4,630,000

  Private Schools Revenue (William Penn Charter) 1.18% (LOC; PNC Bank)                              11,000,000  (a)    11,000,000

New Garden General Authority, Municipal Revenue

 VRDN, Municipal Pooled Financing Program 1.05%

  (Insured; AMBAC and Liquidity Facility; Bank of Nova Scotia)                                       5,300,000  (a)     5,300,000

Philadelphia Authority for Industrial Development, Revenues, VRDN
  (Girard Estate Aramark Project) 1.15% (LOC; JPMorgan Chase Bank)                                  14,600,000  (a)    14,600,000

Philadelphia Hospitals and Higher Education Facilities Authority

 Revenue, Refunding VRDN (Philadelphia Protestant Home)

  1.30% (LOC; Fleet National Bank)                                                                   9,600,000  (a)     9,600,000

Schuylkill County, GO Notes, VRDN

  1.20% (Insured; AMBAC and LOC; Wachovia Bank)                                                      7,995,000  (a)     7,995,000

Southcentral General Authority, Revenue, VRDN 1.20% (Insured;

  AMBAC and Liquidity Facility; JPMorgan Chase Bank)                                                 8,000,000  (a)     8,000,000

RHODE ISLAND--.8%

East Providence, GO Notes, TAN 1.65%, 7/8/2003                                                      17,000,000         17,033,496

State of Rhode Island Industrial Facilities Corporation, IDR

  VRDN (Handy and Harman Electric Project) 1.25% (LOC; Citibank)                                     4,500,000  (a)     4,500,000

SOUTH CAROLINA--1.9%

Dorchester County, Revenue, TAN 1.90%, 4/15/2003                                                     7,900,000          7,905,600

Greers, Combined Utilities System Revenue, VRDN

 Merlots Program 1.24% (Insured; AMBAC and

  Liquidity Facility; Wachovia Bank)                                                                 8,340,000  (a)     8,340,000


36

                                                                                                      Principal
DREYFUS TAX EXEMPT CASH MANAGEMENT (CONTINUED)                                                       Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA (CONTINUED)

Oconee County School District, GO Notes, TAN
  1.55%, 3/14/2003                                                                                   5,000,000          5,000,000

South Carolina Jobs Economic Development Authority, Health

  Facilities Revenue, Refunding, VRDN (Episcopal Church Home)
  1.18% (Insured; Radian Bank and Liquidity Facility; Wachovia Bank)                                15,000,000  (a)    15,000,000

Tobacco Settlement Revenue Management Authority

  Tobacco Settlement Revenue, VRDN
  1.35% (Liquidity Facility; Merrill Lynch)                                                          2,645,000  (a)     2,645,000

Union Hospital District, Health Care Revenue, VRDN

  (Wallace Thompson) 1.15% (LOC; Wachovia Bank)                                                      9,060,000  (a)     9,060,000

TENNESSEE--4.5%

Chattanooga Health, Education and Housing Facility Board

  Revenue (North Park Hospital Project) 8.50%, 2/1/2003                                              9,000,000  (b)     9,183,064

Clarksville Public Building Authority, Revenue, VRDN

 (Pooled Financing-Tennessee Municipal Bond Fund)

  1.30% (LOC; Bank of America)                                                                      12,000,000  (a)    12,000,000

Johnson City Health and Educational Facilities Board

 HR, VRDN, Merlots Program 1.29%

  (Insured; MBIA and Liquidity Facility; Wachovia Bank)                                             19,755,000  (a)    19,755,000

Montgomery County Public Building Authority

 Pooled Financing Revenue, VRDN

 (Montgomery County Loan)

  1.15% (LOC; SunTrust Bank)                                                                        20,300,000  (a)    20,300,000

Sevier County Public Building Authority, Local Government

 Public Improvement, VRDN:

    Revenue:

      1.15% (Insured; AMBAC and Liquidity Facility; KBC Bank)                                        9,030,000  (a)     9,030,000

      1.15% (Insured; AMBAC and Liquidity Facility;

        Landesbank Hessen-Thuringen Girozentrale)                                                    9,145,000  (a)     9,145,000

      1.35%, Series IV-1 (Insured; FSA and Liquidity

        Facility; JPMorgan Chase Bank)                                                               5,600,000  (a)     5,600,000

      1.35%, Series IV-B-1 (Insured; FSA and Liquidity

        Facility; JPMorgan Chase Bank)                                                              15,350,000  (a)    15,350,000

    Water and Sewer Revenue

      1.15% (Insured; AMBAC and Liquidity Facility; KBC Bank)                                       12,500,000  (a)    12,500,000

TEXAS--14.3%

Dallas Water and Sewer System, Water and Sewer Revenue, CP

  1.10%, 6/18/2003 (Liquidity Facility; JPMorgan Chase Bank)                                        20,000,000         20,000,000

Harris County Health Facilities Development Corporation

 Revenue, VRDN:

    (Methodist Hospital) 1.35%                                                                      23,000,000  (a)    23,000,000

    (St. Lukes Episcopal Hospital):

      1.10% (Liquidity Facility: Bank of America, Bayerische

        Landesbank, JPMorgan Chase Bank and Northern Trust Co.)                                        215,000  (a)       215,000

      1.35% (Liquidity Facility: Bank of America, Bayerische

        Landesbank, JPMorgan Chase Bank, and Northern Trust Co.)                                    29,685,000  (a)    29,685,000

                                                                                                                  The Funds    37

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                     Principal
DREYFUS TAX EXEMPT CASH MANAGEMENT (CONTINUED)                                                      Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Houston Higher Education Facility, Higher Education

  Revenue, CP (Rice University) 1.30%, 2/12/2003                                                     8,300,000          8,300,000

Houston Water and Sewer System, Water and Sewer Revenue

 CP:

    1.10%, 2/13/2003 (Liquidity Facility: Bayerische Landesbank

      and Westdeutsche Landesbank)                                                                  20,000,000         20,000,000

    1.05%, 3/12/2003 (Liquidity Facility: Bayerische Landesbank

      and Westdeutsche Landesbank)                                                                  10,000,000         10,000,000

    1.15%, 4/8/2003 (Liquidity Facility: Bayerische Landesbank

      and Westdeutsche Landesbank)                                                                  20,000,000         20,000,000

North Central Health Facility Development Corporation

 Revenue (Methodist Hospitals of Dallas):

    CP, Refunding 1.10%, 2/7/2003 (Insured;

      AMBAC and Liquidity Facility; Dexia Credit Locale)                                            20,500,000         20,500,000

    VRDN 1.35% (Insured; MBIA and Liquidity
      Facility; Dexia Credit Locale)                                                                 9,950,000  (a)     9,950,000

Pasadena Independent School District, GO Notes

 2.25%, 4/1/2003 (Liquidity Facility: Permanent School

  Fund-Guaranteed and Westdeutsche Landesbank)                                                      15,000,000         15,001,188

City of San Antonio, Water Revenue:

 CP 1.10%, 5/12/2003 (Liquidity Facility: Landesbank

    Baden-Wuerttemberg and Westdeutsche Landesbank)                                                 12,500,000         12,500,000

  VRDN, Merlots Program
    1.24% (Liquidity Facility; Wachovia Bank)                                                       10,000,000  (a)    10,000,000

State of Texas, Revenue, TRAN 2.75%, 8/29/2003                                                      62,000,000         62,481,863

Texas A & M University Board of Regents, College and University

  Revenue, CP 1.15%, 6/10/2003                                                                      10,000,000         10,000,000

Texas Association of School Boards, COP, TAN

  2.75%, 8/29/2003                                                                                  15,000,000         15,084,855

Texas Municipal Power Agency, Power Supply Revenue, CP:

 1.15%, 3/10/2003 (Liquidity Facility: Bayerische Landesbank,

    JPMorgan Chase Bank and State Street Bank and Trust Co.)                                        15,500,000         15,500,000

  1.05%, 4/7/2003 (Liquidity Facility: Bayerische Landesbank,

    JPMorgan Chase Bank and State Street Bank and Trust Co.)                                        10,000,000         10,000,000

Texas Public Finance Authority, Revenue, CP 1.15%, 6/9/2003                                         10,000,000         10,000,000

University of Texas System Board of Regents

 Revenues, CP:

    1.05%, 2/20/2003                                                                                20,000,000         20,000,000

    1.15%, 4/21/2003                                                                                18,406,000         18,406,000

UTAH--.9%

Intermountain Power Agency, Power Supply Revenue

 CP 1.05%, 2/19/2003 (Liquidity Facility: Bank of

  America and Bank of Nova Scotia)                                                                  21,700,000         21,700,000

VERMONT--.4%

Vermont Educational and Health Buildings Financing Agency

 College and University Revenue, VRDN, Capital Asset Financing

  Program 1.25% (LOC; M&T Bank)                                                                      9,085,000  (a)     9,085,000

38
                                                                                                     Principal
DREYFUS TAX EXEMPT CASH MANAGEMENT (CONTINUED)                                                      Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--.7%

Alexandria Industrial Development Authority, Revenue, VRDN

 (Institute for Defense Analyses) 1.25% (Insured; AMBAC

  and Liquidity Facility; Wachovia Bank)                                                            16,445,000  (a)    16,445,000

WASHINGTON--2.3%

City of Seattle, Power Supply Revenue

 (Municipal Light and Power):

    CP 1.18%, 6/3/2003 (LOC; JPMorgan Chase Bank)                                                   10,000,000         10,000,000

    RAN 2.50%, 11/21/2003                                                                            7,000,000          7,055,349

Washington, Revenue, VRDN, Merlots Program

  1.24% (Insured; MBIA and Liquidity Facility; Wachovia Bank)                                        4,990,000  (a)     4,990,000

Washington Health Care Facilities Authority, Revenues, VRDN:

  (Provail) 1.20% (LOC; Key Bank)                                                                    7,070,000  (a)     7,070,000

  (Seattle Cancer Care) 1.20% (LOC; Key Bank)                                                       21,100,000  (a)    21,100,000

Washington Higher Education Facilities Authority

 Revenue, VRDN (St. Martins College Project)

  1.15% (LOC; U.S. Bank NA)                                                                          7,415,000  (a)     7,415,000

WEST VIRGINIA--.0%

West Virginia Hospital Finance Authority, Revenues, VRDN

 WVHA Pooled Financing Program

 1.25% (Liquidity Facility: Bank of Nova Scotia and BNP

  Paribas and LOC; Bank of America)                                                                    615,000  (a)       615,000

WISCONSIN--2.8%

Badger Tobacco Asset Securitization Corporation

 Tobacco Settlement Revenue, VRDN:

    1.25% (Liquidity Facility; Merrill Lynch)                                                        7,000,000  (a)     7,000,000

    1.30% (Liquidity Facility; Merrill Lynch)                                                        1,995,000  (a)     1,995,000

Franklin Community Development Authority, Redevelopment Revenue, VRDN

  (Indian Community School of Milwaukee) 1.20% (LOC; Bank One)                                      11,000,000  (a)    11,000,000

City of Greenfield, GO Notes, Refunding 4.75%, 9/1/2003 (Insured; AMBAC)                             3,415,000          3,484,954

Hamilton School District, GO Notes, BAN 1.75%, 10/1/2003                                             2,100,000          2,101,273

West Allis, Revenue, VRDN (State Fair Park Exposition)

  1.20% (LOC; Firstar Bank)                                                                          6,200,000  (a)     6,200,000

State of Wisconsin, Transportation Revenue, CP 1.15%, 3/6/2003

  (Liquidity Facility; Westdeutsche Landesbank)                                                     11,000,000         11,000,000

Wisconsin Health and Educational Facilities Authority

 Revenue, VRDN, Pooled Loan Financing Program

 1.25% (GIC; Bank of America and Liquidity

  Facility; The Bank of New York)                                                                   28,035,000  (a)    28,035,000

TOTAL INVESTMENTS (cost $2,534,577,800)                                                                 100.7%      2,534,580,045

LIABILITIES, LESS CASH AND RECEIVABLES                                                                   (.7%)       (17,975,157)

NET ASSETS                                                                                              100.0%      2,516,604,888

SEE FOOTNOTES ON PAGE 40.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Funds  39

Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation                         LOC          Letter of Credit

BAN          Bond Anticipation Notes                                               LOR          Limited Obligation Revenue

COP          Certificate of Participation                                          LR           Lease Revenue

CP           Commercial Paper                                                      MBIA         Municipal Bond Investors Assurance
                                                                                                  Insurance Corporation
EDR          Economic Development Revenue
                                                                                   MFHR         Multi-Family Housing Revenue
FGIC         Financial Guaranty Insurance Company
                                                                                   PCR          Pollution Control Revenue
FHLB         Federal Home Loan Bank
                                                                                   RAC          Revenue Anticipation Certifica
FNMA         Federal National Mortgage Association
                                                                                   RAN          Revenue Anticipation Notes
FSA          Financial Security Assurance
                                                                                   SFMR         Single Family Mortgage Revenue
GIC          Guaranteed Invesment Contract
                                                                                   SWDR         Solid Waste Disposal Revenue
GNMA         Government National Mortgage Association
                                                                                   TAN          Tax Anticipation Notes
GO           General Obligation
                                                                                   TRAN         Tax and Revenue Anticipation N
HR           Hospital Revenue
                                                                                   VRDN         Variable Rate Demand Notes
IDR          Industrial Development Revenue



Summary of Combined Ratings (Unaudited)

                                                                                                        VALUE (%)
                                                                                               ____________________________

                                                                                          DREYFUS         DREYFUS        DREYFUS
                                                                                      MUNICIPAL CASH     NEW YORK      TAX EXEMPT
                                                                                        MANAGEMENT    MUNICIPAL CASH      CASH
FITCH            OR           MOODY'S                 OR     STANDARD & POOR'S             PLUS         MANAGEMENT     MANAGEMENT
-----                         -------                        -----------------        -------------   --------------   -----------
F1+, F1                       VMIG1, MIG1, P1                SP1+, SP1, A1+, A1           84.7            83.3           80.8

AAA, AA, A (c)                Aaa, Aa, A (c)                 AAA, AA, A (c)                9.5             3.7           12.5

Not Rated (d)                 Not Rated (d)                  Not Rated (d)                 5.8            13.0            6.7

                                                                                         100.0           100.0          100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


40

STATEMENT OF ASSETS AND LIABILITIES

(amounts in thousands, except Net Asset Value Per Share)

January 31, 2003

                                                              DREYFUS         DREYFUS        DREYFUS         DREYFUS        DREYFUS
                                               DREYFUS           CASH      GOVERNMENT     GOVERNMENT        TREASURY       TREASURY
                                                  CASH     MANAGEMENT            CASH     PRIME CASH            CASH     PRIME CASH
                                            MANAGEMENT     PLUS, INC.      MANAGEMENT     MANAGEMENT      MANAGEMENT     MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--Note 1(a,b)((+))      14,262,692    30,391,723       11,546,166(a    1,097,211       4,465,798(a    5,075,352

Cash                                                --           --                --            921             --             514

Interest receivable                             19,263        86,190           34,493          2,389           7,273          3,763

                                            14,281,955    30,477,913       11,580,659      1,100,521       4,473,071      5,079,629

LIABILITIES ($):

Due to The Dreyfus Corporation
  and affiliates                                 3,070        6,092            2,644             392            999           1,235

Cash overdraft due to Custodian                 16,036       13,740            6,709              --            152              --

Payable for investment

  securities purchased                         250,000      595,031          112,921              --             --              --

Payable for shares of Beneficial

  Interest/Common Stock redeemed                 2,550          890               --              62             --             235

                                               271,656      615,753          122,274             454           1,151          1,470

NET ASSETS ($)                              14,010,299   29,862,160       11,458,385       1,100,067       4,471,920      5,078,159

COMPOSITION OF NET ASSETS ($):

Paid-in capital                             14,010,420  29,862,154        11,458,374       1,100,127       4,472,090       5,078,220

Accumulated net realized gain

  (loss) on investments                          (121)          6                11             (60)            (170)           (61)

NET ASSETS ($)                              14,010,299  29,862,160        11,458,385       1,100,067       4,471,920      5,078,159

NET ASSET VALUE PER SHARE

INSTITUTIONAL SHARES

  Net Assets ($)                            11,409,559  24,637,238        8,084,219         285,391        3,397,334       3,291,347

  Shares Outstanding                        11,409,697  24,637,329        8,084,255         285,423        3,397,572       3,291,590

  NET ASSET VALUE PER SHARE ($)                  1.00        1.00              1.00            1.00             1.00           1.00

INVESTOR SHARES

  Net Assets ($)                             1,813,504  2,166,307         1,591,067         273,033          999,012       1,261,020

  Shares Outstanding                         1,813,504  2,166,269         1,591,049         273,038          998,966       1,260,930

  NET ASSET VALUE PER SHARE ($)                   1.00       1.00              1.00            1.00            1.00           1.00

ADMINISTRATIVE SHARES

  Net Assets ($)                               669,489  2,030,329         1,137,645         216,217          23,455         204,848

  Shares Outstanding                           669,483  2,030,307         1,137,629         216,218          23,443         204,833

  NET ASSET VALUE PER SHARE ($)                   1.00       1.00              1.00            1.00            1.00           1.00

PARTICIPANT SHARES

  Net Assets ($)                               117,747  1,028,286           645,454         325,426         52,119         320,944

  Shares Outstanding                           117,736  1,028,249           645,441         325,448         52,109         320,867

  NET ASSET VALUE PER SHARE ($)                   1.00       1.00              1.00            1.00           1.00           1.00

((+))  Investments at cost ($)              14,262,692  30,391,723       11,546,166       1,097,211      4,465,798       5,075,352

(A)  AMOUNTS INCLUDE  REPURCHASE  AGREEMENTS OF $849,000,000 AND  $1,888,000,000
     FOR  DREYFUS   GOVERNMENT  CASH   MANAGEMENT  AND  DREYFUS   TREASURY  CASH
     MANAGEMENT, RESPECTIVELY. SEE NOTE 1(B).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                              The Funds   41

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

(amounts in thousands, except Net Asset Value Per Share)

                                                                                        DREYFUS             DREYFUS         DREYFUS
                                                                                 MUNICIPAL CASH            NEW YORK      TAX EXEMPT
                                                                                     MANAGEMENT      MUNICIPAL CASH            CASH
                                                                                           PLUS          MANAGEMENT      MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--Note 1(a,b)((+))                                                  444,578             446,959       2,534,580

Interest receivable                                                                         949               1,222           6,189

                                                                                        445,527             448,181       2,540,769
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation

  and affiliates                                                                             98                  73             471

Cash overdraft due to Custodian                                                           3,116               2,225          23,633

Payable for shares of Beneficial

  Interest redeemed                                                                           4                  --              60

                                                                                          3,218               2,298          24,164
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                          442,309             445,883       2,516,605
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                         442,338             445,886       2,516,999

Accumulated net realized gain
  (loss) on investments                                                                    (29)                 (3)           (396)

Accumulated gross unrealized

  appreciation on investments                                                                --                  --               2
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                          442,309             445,883       2,516,605
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

INSTITUTIONAL SHARES

  Net Assets ($)                                                                        223,804             416,783       2,073,229

  Shares Outstanding                                                                    223,933             416,785       2,073,617

  NET ASSET VALUE PER SHARE ($)                                                            1.00                1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                                                         92,258              20,816         119,452

  Shares Outstanding                                                                     92,250              20,818         119,471

  NET ASSET VALUE PER SHARE ($)                                                            1.00                1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATIVE SHARES

  Net Assets ($)                                                                        110,126               6,322         184,937

  Shares Outstanding                                                                    110,121               6,322         184,932

  NET ASSET VALUE PER SHARE ($)                                                            1.00                1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

PARTICIPANT SHARES

  Net Assets ($)                                                                         16,121               1,962         138,987

  Shares Outstanding                                                                     16,117               1,962         138,979

  NET ASSET VALUE PER SHARE ($)                                                            1.00                1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

((+))  Investments at cost ($)                                                          444,578             446,959       2,534,578

SEE NOTES TO FINANCIAL STATEMENTS.


42

STATEMENT OF OPERATIONS

(amounts in thousands)

Year Ended January 31, 2003

                                                              DREYFUS         DREYFUS        DREYFUS         DREYFUS        DREYFUS
                                               DREYFUS           CASH      GOVERNMENT     GOVERNMENT        TREASURY       TREASURY
                                                  CASH     MANAGEMENT            CASH     PRIME CASH            CASH     PRIME CASH
                                            MANAGEMENT     PLUS, INC.      MANAGEMENT     MANAGEMENT      MANAGEMENT     MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                301,417        616,476         239,071         21,457          87,704         91,119

EXPENSES:

Management fee--Note 2(a)                       32,578         62,542          24,676          2,393          9,881          10,347

Distribution fees--Note 2(b):

  Investor Shares                                4,263          5,564           4,242            672          2,966           3,609

  Administrative Shares                            551          1,347             982            167            121             131

  Participant Shares                               792          3,384           2,292          1,531            419           1,746

TOTAL EXPENSES                                  38,184         72,837          32,192          4,763         13,387          15,833

INVESTMENT INCOME--NET                         263,233        543,639         206,879         16,694         74,317          75,286

NET REALIZED GAIN (LOSS) ON

  INVESTMENTS--NOTE 1(B) ($)                        48           313             202            (4)             150            151

NET INCREASE IN NET ASSETS

  RESULTING FROM OPERATIONS                    263,281        543,952         207,081        16,690          74,467         75,437

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Funds   43

STATEMENT OF OPERATIONS (CONTINUED)

(amounts in thousands)

                                                                                        DREYFUS             DREYFUS         DREYFUS
                                                                                 MUNICIPAL CASH            NEW YORK      TAX EXEMPT
                                                                                     MANAGEMENT      MUNICIPAL CASH            CASH
                                                                                           PLUS          MANAGEMENT      MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                                           6,158               7,119          37,457

EXPENSES:

Management fee--Note 2(a)                                                                   815                 981           5,057

Distribution fees--Note 2(b):

  Investor Shares                                                                           231                  48             411

  Administrative Shares                                                                      66                   5              95

  Participant Shares                                                                         59                   4             569

TOTAL EXPENSES                                                                            1,171               1,038           6,132

INVESTMENT INCOME--NET                                                                    4,987               6,081          31,325

REALIZED AND UNREALIZED GAIN (LOSS)

 ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                                      26                  --             118

Net unrealized appreciation (depreciation) on investments                                    --                  --               2

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                       26                  --             120

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      5,013               6,081          31,445

SEE NOTES TO FINANCIAL STATEMENTS.


44

STATEMENT OF CHANGES IN NET ASSETS

(amounts in thousands)

                                                             DREYFUS CASH MANAGEMENT              DREYFUS CASH MANAGEMENT PLUS, INC.
                                                              YEAR ENDED JANUARY 31,                    YEAR ENDED JANUARY 31,
                                                                2003             2002                   2003                2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                       263,233          477,753                   543,639             709,589

Net realized gain (loss) on investments                           48              336                       313                 485

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                                 263,281          478,089                   543,952             710,074
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

   Institutional Shares                                    (228,584)        (414,430)                 (477,402)           (647,891)

   Investor Shares                                          (23,699)         (43,466)                  (33,154)            (36,292)

   Administrative Shares                                     (8,444)         (10,756)                  (21,856)            (11,025)

   Participant Shares                                        (2,506)          (9,101)                  (11,227)            (14,381)

TOTAL DIVIDENDS                                            (263,233)        (477,753)                 (543,639)           (709,589)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST/CAPITAL STOCK
   TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

   Institutional Shares                                  115,563,270     108,595,273                225,348,588        195,539,966

   Investor Shares                                        10,818,647       8,366,746                 11,959,471          6,063,282

   Administrative Shares                                   3,314,021       3,572,869                 10,848,954          4,314,907

   Participant Shares                                        848,390         999,116                  3,116,145          1,614,817

Dividends reinvested:

   Institutional Shares                                       72,339         125,040                    226,804            267,566

   Investor Shares                                            11,672          23,160                     30,972             32,051

   Administrative Shares                                       4,414           4,452                     18,859              6,305

   Participant Shares                                          1,614           2,159                     10,791             13,692

Cost of shares redeemed:

   Institutional Shares                                 (117,485,627)    (104,586,113)             (228,117,170)       (178,981,470)

   Investor Shares                                       (10,303,249)      (8,070,028)              (11,371,269)         (5,297,675)

   Administrative Shares                                  (3,155,439)      (3,196,431)               (9,769,906)         (3,427,468)

   Participant Shares                                       (933,297)      (1,001,778)               (2,589,670)         (1,567,495)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST/CAPITAL STOCK TRANSACTIONS         (1,243,245)        4,834,465                 (287,431)          18,578,478

TOTAL INCREASE (DECREASE) IN NET ASSETS                   (1,243,197)        4,834,801                 (287,118)          18,578,963

NET ASSETS ($):

Beginning of Period                                       15,253,496       10,418,695                30,149,278          11,570,315

END OF PERIOD                                             14,010,299       15,253,496                29,862,160          30,149,278

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Funds     45

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

(amounts in thousands)

                                                               DREYFUS GOVERNMENT                              DREYFUS GOVERNMENT
                                                                CASH MANAGEMENT                              PRIME CASH MANAGEMENT
                                                               ---------------                           --------------------------
                                                               YEAR ENDED JANUARY 31,                       YEAR ENDED JANUARY 31,
                                                                2003              2002                     2003                2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                       206,879          259,840                   16,694               27,375

Net realized gain (loss) on investments                          202             (53)                      (4)                   22

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                                 207,081          259,787                    16,690              27,397
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

   Institutional Shares                                    (158,450)        (204,320)                   (6,056)            (10,955)

   Investor Shares                                          (25,074)         (32,870)                   (3,641)             (2,586)

   Administrative Shares                                    (15,754)         (13,631)                   (2,366)               (749)

   Participant Shares                                        (7,601)          (9,019)                   (4,631)            (13,085)

TOTAL DIVIDENDS                                            (206,879)        (259,840)                  (16,694)            (27,375)

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

   Institutional Shares                                   71,534,713       39,634,599                 1,588,690           1,249,360

   Investor Shares                                         9,449,442        8,504,933                   742,536             341,509

   Administrative Shares                                   3,637,223        2,223,305                 1,775,196             517,756

   Participant Shares                                      1,733,372        2,019,203                 1,291,550           1,985,414

Dividends reinvested:

   Institutional Shares                                       75,364           82,919                     4,640               9,625

   Investor Shares                                            21,233           23,586                     2,768               2,380

   Administrative Shares                                       8,645            7,001                     2,227                 604

   Participant Shares                                          5,396            7,871                     4,395              12,768

Cost of shares redeemed:

   Institutional Shares                                  (70,575,247)     (36,732,284)               (1,667,742)         (1,187,197)

   Investor Shares                                        (9,389,898)      (7,660,783)                 (668,582)           (212,640)

   Administrative Shares                                  (3,130,999)      (1,677,728)               (1,647,367)           (438,096)

   Participant Shares                                     (1,616,680)      (1,552,985)               (1,369,561)         (1,919,117)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                        1,752,564        4,879,637                    58,750             362,366

TOTAL INCREASE (DECREASE) IN NET ASSETS                    1,752,766        4,879,584                    58,746             362,388

NET ASSETS ($):

Beginning of Period                                        9,705,619        4,826,035                 1,041,321              678,933

END OF PERIOD                                             11,458,385        9,705,619                 1,100,067           1,041,321

SEE NOTES TO FINANCIAL STATEMENTS.


46

                                                       DREYFUS TREASURY CASH MANAGEMENT       DREYFUS TREASURY PRIME CASH MANAGEMENT
                                                      -----------------------------------      -------------------------------------
                                                            YEAR ENDED JANUARY 31,                     YEAR ENDED JANUARY 31,
                                                          2003                  2002                 2003                  2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                  74,317                113,977                  75,286              130,809

Net realized gain (loss) on investments                    150                   410                      151                  848

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                            74,467               114,387                   75,437              131,657

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

   Institutional Shares                                (55,337)              (83,305)                 (49,392)              (84,481)

   Investor Shares                                     (15,785)              (25,635)                 (18,831)              (24,886)

   Administrative Shares                                (1,925)               (1,156)                  (1,861)               (1,145)

   Participant Shares                                   (1,270)               (3,881)                  (5,202)              (20,297)

TOTAL DIVIDENDS                                        (74,317)             (113,977)                 (75,286)             (130,809)

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

   Institutional Shares                             29,856,546            23,721,628               12,582,861             56,318,445

   Investor Shares                                   7,681,626             6,111,052                5,120,020              4,726,123

   Administrative Shares                             1,111,395               348,107                  458,064                259,799

   Participant Shares                                  296,098               475,395                1,373,883                976,078

Dividends reinvested:

   Institutional Shares                                  9,733                15,888                   20,803                 26,180

   Investor Shares                                       5,333                 7,602                   13,967                 11,453

   Administrative Shares                                 1,784                 1,066                    1,808                  1,025

   Participant Shares                                      422                   757                    1,996                  2,377

Cost of shares redeemed:

   Institutional Shares                            (29,256,376)          (23,088,161)             (12,643,738)          (54,949,539)

   Investor Shares                                  (7,722,910)           (5,754,740)              (5,173,196)           (3,939,425)

   Administrative Shares                            (1,216,251)             (244,469)                (316,543)             (209,144)

   Participant Shares                                 (365,064)             (474,716)              (1,577,244)           (1,065,526)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                    402,336             1,119,409                (137,319)             2,157,846

TOTAL INCREASE (DECREASE) IN NET ASSETS                402,486             1,119,819                (137,168)             2,158,694

NET ASSETS ($):

Beginning of Period                                  4,069,434             2,949,615                5,215,327             3,056,633

END OF PERIOD                                        4,471,920             4,069,434                5,078,159             5,215,327

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Funds   47


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

(amounts in thousands)

                                             DREYFUS MUNICIPAL CASH       DREYFUS NEW YORK MUNICIPAL          DREYFUS TAX EXEMPT
                                                 MANAGEMENT PLUS                CASH MANAGEMENT                 CASH MANAGEMENT
                                             ---------------------        --------------------------          ------------------
                                              YEAR ENDED JANUARY 31,        YEAR ENDED JANUARY 31,           YEAR ENDED JANUARY 31,
                                                2003           2002            2003           2002            2003            2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,987         5,628             6,081         9,942           31,325         48,692

Net realized gain (loss) on investments            26            22               --            --               118            152

Net unrealized appreciation
   (depreciation) on investments                   --            (6)              --            --                 2            (25)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    5,013          5,644            6,081         9,942           31,445         48,819
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

   Institutional Shares                       (3,077)        (3,914)          (5,826)       (9,341)         (27,269)       (41,493)

   Investor Shares                              (984)        (1,222)            (195)         (468)          (1,714)        (3,814)

   Administrative Shares                        (790)          (168)             (51)         (119)          (1,086)          (200)

   Participant Shares                           (136)          (324)              (9)          (14)          (1,256)        (3,185)

TOTAL DIVIDENDS                               (4,987)        (5,628)          (6,081)       (9,942)         (31,325)       (48,692)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

   Institutional Shares                   1,417,114     1,028,974          991,623     1,008,008        11,723,375       10,073,793

   Investor Shares                          451,037       378,240           20,039        47,151           754,771          860,612

   Administrative Shares                    259,489        89,519           63,311       106,901           406,460           52,282

   Participant Shares                        15,834        26,521            2,888         2,462           436,904          378,861

Dividends reinvested:

   Institutional Shares                       2,419         2,783            1,580         3,011            11,288           15,514

   Investor Shares                              800           974              195           451               749            1,833

   Administrative Shares                        787           167               51           107             1,066              182

   Participant Shares                           136           324                9            12                39               --

Cost of shares redeemed:

   Institutional Shares                 (1,320,808)    (1,039,967)      (1,164,624)     (752,509)     (11,541,102)    (9,747,664)

   Investor Shares                        (422,450)      (361,421)         (16,439)      (42,752)        (830,704)      (821,988)

   Administrative Shares                  (221,310)       (18,739)         (60,470)     (103,785)        (229,562)       (45,593)

   Participant Shares                      (15,357)       (25,343)          (1,240)       (2,935)        (449,093)      (395,521)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS         167,691         82,032        (163,077)       266,122          284,191        372,311

TOTAL INCREASE (DECREASE) IN NET ASSETS     167,717         82,048        (163,077)       266,122          284,311        372,438

NET ASSETS ($):

Beginning of Period                         274,592        192,544          608,960       342,838        2,232,294      1,859,856

END OF PERIOD                               442,309        274,592          445,883       608,960        2,516,605      2,232,294

SEE NOTES TO FINANCIAL STATEMENTS.


48




FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                           PER SHARE DATA ($)                           RATIOS/SUPPLEMENTAL DATA (%)
                                            ------------------------------------------------           -----------------------------
                                                                                                                  RATIO OF NET
                                     NET ASSET             DIVIDENDS    NET ASSET               RATIO OF   INVESTMENT   NET  ASSETS
                                         VALUE      NET     FROM NET    VALUE                   EXPENSES   INCOME TO      END OF
                                     BEGINNING  INVESTMENT  INVESTMENT  END       TOTAL       TO AVERAGE   AVERAGE        PERIOD
                                     OF PERIOD    INCOME     INCOME    OF PERIOD  RETURN (%)  NET ASSETS  NET ASSETS  ($X1,000,000)

------------------------------------------------------------------------------------------------------------------------------------

DREYFUS CASH MANAGEMENT

INSTITUTIONAL SHARES

Year Ended January 31,

  2003                                   1.00      .016    (.016)        1.00      1.66        .20      1.65        11,410

  2002                                   1.00      .037    (.037)        1.00      3.77        .20      3.64        13,260

  2001                                   1.00      .063    (.063)        1.00      6.46        .20      6.24         9,125

  2000                                   1.00      .051    (.051)        1.00      5.19        .20      5.12         9,015

  1999                                   1.00      .053    (.053)        1.00      5.45        .20      5.32         6,273

INVESTOR SHARES

Year Ended January 31,

  2003                                   1.00      .014    (.014)        1.00      1.41        .45      1.40         1,814

  2002                                   1.00      .035    (.035)        1.00      3.51        .45      3.39         1,286

  2001                                   1.00      .060    (.060)        1.00      6.19        .45      5.99           967

  2000                                   1.00      .048    (.048)        1.00      4.93        .45      4.88           678

  1999                                   1.00      .051    (.051)        1.00      5.19        .45      5.07           462

ADMINISTRATIVE SHARES

Year Ended January 31,

  2003                                   1.00      .015    (.015)        1.00      1.56        .30      1.55           669

  2002                                   1.00      .036    (.036)        1.00      3.67        .30      3.54           506

  2001                                   1.00      .062    (.062)        1.00      6.35        .30      6.14           126

  2000                                   1.00      .050    (.050)        1.00      5.08        .30      5.02           173

  1999                                   1.00      .052    (.052)        1.00      5.34        .30      5.22           195

PARTICIPANT SHARES

Year Ended January 31,

  2003                                   1.00      .012    (.012)        1.00      1.26        .60      1.25           118

  2002                                   1.00      .033    (.033)        1.00      3.36        .60      3.24           201

  2001                                   1.00      .059    (.059)        1.00      6.04        .60      5.84           202

  2000                                   1.00      .047    (.047)        1.00      4.77        .60      4.72           216

  1999                                   1.00      .049    (.049)        1.00      5.03        .60      4.92            65

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                            The Funds   49



FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    PER SHARE DATA ($)                             RATIOS/SUPPLEMENTAL DATA (%)
                                     ------------------------------------------------           ------------------------------------
                                                                                                           RATIO OF NET
                                     NET ASSET             DIVIDENDS    NET ASSET               RATIO OF   INVESTMENT   NET  ASSETS
                                         VALUE      NET     FROM NET    VALUE                   EXPENSES   INCOME TO      END OF
                                     BEGINNING  INVESTMENT  INVESTMENT  END       TOTAL       TO AVERAGE   AVERAGE        PERIOD
                                     OF PERIOD    INCOME     INCOME    OF PERIOD  RETURN (%)  NET ASSETS  NET ASSETS  ($X1,000,000)

------------------------------------------------------------------------------------------------------------------------------------

DREYFUS CASH MANAGEMENT PLUS, INC.

INSTITUTIONAL SHARES

Year Ended January 31,

  2003                                   1.00      .018    (.018)        1.00      1.78        .20      1.78        24,637

  2002                                   1.00      .038    (.038)        1.00      3.91        .20      3.54        27,179

  2001                                   1.00      .063    (.063)        1.00      6.49        .20      6.33        10,352

  2000                                   1.00      .051    (.051)        1.00      5.22        .20      5.08         6,524

  1999                                   1.00      .054    (.054)        1.00      5.50        .20      5.36         7,448

INVESTOR SHARES

Year Ended January 31,

  2003                                   1.00      .015    (.015)        1.00      1.53        .45      1.53         2,166

  2002                                   1.00      .036    (.036)        1.00      3.66        .45      3.29         1,547

  2001                                   1.00      .061    (.061)        1.00      6.23        .45      6.08           749

  2000                                   1.00      .048    (.048)        1.00      4.95        .45      4.84           697

  1999                                   1.00      .051    (.051)        1.00      5.24        .45      5.12           690

ADMINISTRATIVE SHARES

Year Ended January 31,

  2003                                   1.00      .017    (.017)        1.00      1.68        .30      1.68         2,030

  2002                                   1.00      .037    (.037)        1.00      3.81        .30      3.44           932

  2001                                   1.00      .062    (.062)        1.00      6.39        .30      6.23            39

  2000                                   1.00      .050    (.050)        1.00      5.12        .30      4.99            30

  1999                                   1.00      .053    (.053)        1.00      5.39        .30      5.26            31

PARTICIPANT SHARES

Year Ended January 31,

  2003                                   1.00      .014    (.014)        1.00      1.38        .60      1.38         1,028

  2002                                   1.00      .034    (.034)        1.00      3.50        .60      3.14           491

  2001                                   1.00      .059    (.059)        1.00      6.07        .60      5.93           430

  2000                                   1.00      .047    (.047)        1.00      4.80        .60      4.70           186

  1999                                   1.00      .050    (.050)        1.00      5.07        .60      4.96            67

SEE NOTES TO FINANCIAL STATEMENTS.

50


                                                    PER SHARE DATA ($)                             RATIOS/SUPPLEMENTAL DATA (%)
                                     ------------------------------------------------           ------------------------------------
                                                                                                           RATIO OF NET
                                     NET ASSET             DIVIDENDS    NET ASSET               RATIO OF   INVESTMENT   NET  ASSETS
                                         VALUE      NET     FROM NET    VALUE                   EXPENSES   INCOME TO      END OF
                                     BEGINNING  INVESTMENT  INVESTMENT  END       TOTAL       TO AVERAGE   AVERAGE        PERIOD
                                     OF PERIOD    INCOME     INCOME    OF PERIOD  RETURN (%)  NET ASSETS  NET ASSETS  ($X1,000,000)
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS GOVERMENT CASH MANAGEMENT

INSTITUTIONAL SHARES

Year Ended January 31,

  2003                                   1.00      .017    (.017)        1.00      1.75        .20      1.74         8,084

  2002                                   1.00      .037    (.037)        1.00      3.81        .20      3.55         7,049

  2001                                   1.00      .061    (.061)        1.00      6.28        .20      6.08         4,064

  2000                                   1.00      .049    (.049)        1.00      5.00        .20      4.88         3,573

  1999                                   1.00      .052    (.052)        1.00      5.35        .20      5.22         4,019

INVESTOR SHARES

Year Ended January 31,

  2003                                   1.00      .015    (.015)        1.00      1.50        .45      1.49         1,591

  2002                                   1.00      .035    (.035)        1.00      3.55        .45      3.30         1,510

  2001                                   1.00      .059    (.059)        1.00      6.01        .45      5.83           643

  2000                                   1.00      .046    (.046)        1.00      4.74        .45      4.62           504

  1999                                   1.00      .050    (.050)        1.00      5.08        .45      4.96           811

ADMINISTRATIVE SHARES

Year Ended January 31,

  2003                                   1.00      .016    (.016)        1.00      1.65        .30      1.64         1,138

  2002                                   1.00      .036    (.036)        1.00      3.71        .30      3.45           623

  2001                                   1.00      .060    (.060)        1.00      6.17        .30      5.98            70

  2000                                   1.00      .048    (.048)        1.00      4.89        .30      4.78            19

  1999                                   1.00      .051    (.051)        1.00      5.24        .30      5.12            52

PARTICIPANT SHARES

Year Ended January 31,

  2003                                   1.00      .013    (.013)        1.00      1.35        .60      1.34           645

  2002                                   1.00      .033    (.033)        1.00      3.40        .60      3.15           523

  2001                                   1.00      .057    (.057)        1.00      5.85        .60      5.68            49

  2000                                   1.00      .045    (.045)        1.00      4.58        .60      4.48            43

  1999                                   1.00      .048    (.048)        1.00      4.93        .60      4.81           270

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Funds    51




FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    PER SHARE DATA ($)                             RATIOS/SUPPLEMENTAL DATA (%)
                                     ------------------------------------------------           ------------------------------------
                                                                                                           RATIO OF NET
                                     NET ASSET             DIVIDENDS    NET ASSET               RATIO OF   INVESTMENT   NET  ASSETS
                                         VALUE      NET     FROM NET    VALUE                   EXPENSES   INCOME TO      END OF
                                     BEGINNING  INVESTMENT  INVESTMENT  END       TOTAL       TO AVERAGE   AVERAGE        PERIOD
                                     OF PERIOD    INCOME     INCOME    OF PERIOD  RETURN (%)  NET ASSETS  NET ASSETS  ($X1,000,000)
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS GOVERNMENT PRIME
  CASH MANAGEMENT

INSTITUTIONAL SHARES

Year Ended January 31,

  2003                                   1.00      .016    (.016)        1.00      1.61        .20      1.60           285

  2002                                   1.00      .035    (.035)        1.00      3.56        .20      3.39           360

  2001                                   1.00      .061    (.061)        1.00      6.27        .20      5.99           288

  2000                                   1.00      .049    (.049)        1.00      5.04        .20      4.98           397

  1999 (a)                               1.00      .048    (.048)        1.00      5.33(b)     .20(b)   5.20(b)        194

INVESTOR SHARES

Year Ended January 31,

  2003                                   1.00      .014    (.014)        1.00      1.36        .45      1.35           273

  2002                                   1.00      .033    (.033)        1.00      3.31        .45      3.14           196

  2001                                   1.00      .058    (.058)        1.00      6.00        .45      5.74            65

  2000                                   1.00      .047    (.047)        1.00      4.78        .45      4.73            39

  1999 (a)                               1.00      .046    (.046)        1.00      5.06(b)     .45(b)   4.95(b)         15

ADMINISTRATIVE SHARES

Year Ended January 31,

  2003                                   1.00      .015    (.015)        1.00      1.51        .30      1.50           216

  2002                                   1.00      .034    (.034)        1.00      3.46        .30      3.29            86

  2001                                   1.00      .060    (.060)        1.00      6.16        .30      5.89             6

  2000                                   1.00      .048    (.048)        1.00      4.95        .30      4.88             1

  1999 (a)                               1.00      .047    (.047)        1.00      5.22(b)     .30(b)   5.10(b)          2

PARTICIPANT SHARES

Year Ended January 31,

  2003                                   1.00      .012    (.012)        1.00      1.21        .60      1.20           325

  2002                                   1.00      .031    (.031)        1.00      3.15        .60      2.99           399

  2001                                   1.00      .057    (.057)        1.00      5.84        .60      5.59           320

  2000                                   1.00      .045    (.045)        1.00      4.63        .60      4.58           196

  1999 (a)                               1.00      .045    (.045)        1.00      4.90(b)     .60(b)   4.80(b)        163

(A)  FROM FEBRUARY 27, 1998 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1999.

(B)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

52



                                                     PER SHARE DATA ($)                             RATIOS/SUPPLEMENTAL DATA (%)
                                      -----------------------------------------------           ------------------------------------
                                                                                                            RATIO OF NET
                                      NET ASSET             DIVIDENDS    NET ASSET               RATIO OF   INVESTMENT   NET  ASSETS
                                          VALUE      NET     FROM NET    VALUE                   EXPENSES   INCOME TO      END OF
                                      BEGINNING  INVESTMENT  INVESTMENT  END       TOTAL       TO AVERAGE   AVERAGE        PERIOD
                                      OF PERIOD    INCOME     INCOME    OF PERIOD  RETURN (%)  NET ASSETS  NET ASSETS  ($X1,000,000)
------------------------------------------------------------------------------------------------------------------------------

DREYFUS TREASURY CASH MANAGEMENT

INSTITUTIONAL SHARES

Year Ended January 31,

  2003                                    1.00      .016    (.016)        1.00      1.59        .20      1.57         3,397

  2002                                    1.00      .036    (.036)        1.00      3.62        .20      3.42         2,787

  2001                                    1.00      .060    (.060)        1.00      6.12        .20      5.93         2,138

  2000                                    1.00      .048    (.048)        1.00      4.88        .20      4.76         1,879

  1999                                    1.00      .051    (.051)        1.00      5.21        .20      5.09         2,865

INVESTOR SHARES

Year Ended January 31,

  2003                                    1.00      .013    (.013)        1.00      1.34        .45      1.32           999

  2002                                    1.00      .033    (.033)        1.00      3.36        .45      3.17         1,035

  2001                                    1.00      .057    (.057)        1.00      5.86        .45      5.68           671

  2000                                    1.00      .045    (.045)        1.00      4.62        .45      4.53           472

  1999                                    1.00      .048    (.048)        1.00      4.95        .45      4.84           538

ADMINISTRATIVE SHARES

Year Ended January 31,

  2003                                    1.00      .015    (.015)        1.00      1.49        .30      1.47            23

  2002                                    1.00      .035    (.035)        1.00      3.52        .30      3.32           127

  2001                                    1.00      .059    (.059)        1.00      6.02        .30      5.83            22

  2000                                    1.00      .047    (.047)        1.00      4.78        .30      4.66            23

  1999                                    1.00      .050    (.050)        1.00      5.10        .30      4.99            17

PARTICIPANT SHARES

Year Ended January 31,

  2003                                    1.00      .012    (.012)        1.00      1.19        .60      1.17            52

  2002                                    1.00      .032    (.032)        1.00      3.21        .60      3.02           121

  2001                                    1.00      .056    (.056)        1.00      5.70        .60      5.53           119

  2000                                    1.00      .044    (.044)        1.00      4.46        .60      4.36            33

  1999                                    1.00      .047    (.047)        1.00      4.79        .60      4.68           126

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Funds   53




FINANCIAL HIGHLIGHTS (CONTINUED)




                                                     PER SHARE DATA ($)                             RATIOS/SUPPLEMENTAL DATA (%)
                                      -----------------------------------------------           ------------------------------------
                                                                                                            RATIO OF NET
                                      NET ASSET             DIVIDENDS    NET ASSET               RATIO OF   INVESTMENT   NET  ASSETS
                                          VALUE      NET     FROM NET    VALUE                   EXPENSES   INCOME TO      END OF
                                      BEGINNING  INVESTMENT  INVESTMENT  END       TOTAL       TO AVERAGE   AVERAGE        PERIOD
                                      OF PERIOD    INCOME     INCOME    OF PERIOD  RETURN (%)  NET ASSETS  NET ASSETS  ($X1,000,000)
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS TREASURY PRIME
 CASH MANAGEMENT

INSTITUTIONAL SHARES

Year Ended January 31,

  2003                                    1.00      .016    (.016)        1.00      1.58        .20      1.56         3,291

  2002                                    1.00      .036    (.036)        1.00      3.68        .20      3.40         3,331

  2001                                    1.00      .058    (.058)        1.00      5.94        .20      5.74         1,936

  2000                                    1.00      .046    (.046)        1.00      4.72        .20      4.61         2,227

  1999                                    1.00      .050    (.050)        1.00      5.07        .20      4.96         2,784

INVESTOR SHARES

Year Ended January 31,

  2003                                    1.00      .013    (.013)        1.00      1.32        .45      1.31         1,261

  2002                                    1.00      .034    (.034)        1.00      3.42        .45      3.15         1,300

  2001                                    1.00      .055    (.055)        1.00      5.68        .45      5.49           502

  2000                                    1.00      .044    (.044)        1.00      4.46        .45      4.36           412

  1999                                    1.00      .047    (.047)        1.00      4.81        .45      4.71           434

ADMINISTRATIVE SHARES

Year Ended January 31,

  2003                                    1.00      .015    (.015)        1.00      1.48        .30      1.46           205

  2002                                    1.00      .035    (.035)        1.00      3.57        .30      3.30            62

  2001                                    1.00      .057    (.057)        1.00      5.84        .30      5.64            10

  2000                                    1.00      .045    (.045)        1.00      4.62        .30      4.51            19

  1999                                    1.00      .049    (.049)        1.00      4.97        .30      4.86            56

PARTICIPANT SHARES

Year Ended January 31,

  2003                                    1.00      .012    (.012)        1.00      1.18        .60      1.16           321

  2002                                    1.00      .032    (.032)        1.00      3.26        .60      3.00           522

  2001                                    1.00      .054    (.054)        1.00      5.52        .60      5.34           609

  2000                                    1.00      .042    (.042)        1.00      4.31        .60      4.23           138

  1999                                    1.00      .046    (.046)        1.00      4.65        .60      4.56           132

SEE NOTES TO FINANCIAL STATEMENTS.

54





                                                     PER SHARE DATA ($)                             RATIOS/SUPPLEMENTAL DATA (%)
                                      ------------------------------------------------           -----------------------------------
                                                                                                            RATIO OF NET
                                      NET ASSET             DIVIDENDS    NET ASSET               RATIO OF   INVESTMENT   NET  ASSETS
                                          VALUE      NET     FROM NET    VALUE                   EXPENSES   INCOME TO      END OF
                                      BEGINNING  INVESTMENT  INVESTMENT  END       TOTAL       TO AVERAGE   AVERAGE        PERIOD
                                      OF PERIOD    INCOME     INCOME    OF PERIOD  RETURN (%)  NET ASSETS  NET ASSETS  ($X1,000,000)
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS MUNICIPAL CASH
  MANAGEMENT PLUS

INSTITUTIONAL SHARES

Year Ended January 31,

  2003                                    1.00      .013    (.013)        1.00      1.33        .20      1.31           224

  2002                                    1.00      .026    (.026)        1.00      2.59        .20      2.52           125

  2001                                    1.00      .039    (.039)        1.00      4.01        .20      3.94           133

  2000                                    1.00      .031    (.031)        1.00      3.18        .20      3.12           129

  1999                                    1.00      .033    (.033)        1.00      3.37        .20      3.31           208

INVESTOR SHARES

Year Ended January 31,

  2003                                    1.00      .011    (.011)        1.00      1.08        .45      1.06            92

  2002                                    1.00      .023    (.023)        1.00      2.34        .45      2.27            63

  2001                                    1.00      .037    (.037)        1.00      3.75        .45      3.69            45

  2000                                    1.00      .029    (.029)        1.00      2.93        .45      2.86            49

  1999                                    1.00      .031    (.031)        1.00      3.12        .45      3.07            50

ADMINISTRATIVE SHARES

Year Ended January 31,

  2003                                    1.00      .012    (.012)        1.00      1.23        .30      1.21           110

  2002                                    1.00      .025    (.025)        1.00      2.48        .30      2.42            71

  2001                                    1.00      .038    (.038)        1.00      3.91        .30      3.84         --(a)

  2000                                    1.00      .030    (.030)        1.00      3.08        .30      3.02         --(a)

  1999                                    1.00      .032    (.032)        1.00      3.27        .30      3.54         --(a)

PARTICIPANT SHARES

Year Ended January 31,

  2003                                    1.00      .009    (.009)        1.00       .93        .60       .91            16

  2002                                    1.00      .022    (.022)        1.00      2.18        .60      2.12            16

  2001                                    1.00      .035    (.035)        1.00      3.60        .60      3.54            14

  2000                                    1.00      .027    (.027)        1.00      2.77        .60      2.72         --(a)

  1999                                    1.00      .029    (.029)        1.00      2.97        .60      2.91            15

(A)  AMOUNT REPRESENTS LESS THAN $1 MILLION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                              The Funds   55



FINANCIAL HIGHLIGHTS (CONTINUED)




                                                    PER SHARE DATA ($)                             RATIOS/SUPPLEMENTAL DATA (%)
                                     ------------------------------------------------           ------------------------------------
                                                                                                           RATIO OF NET
                                     NET ASSET             DIVIDENDS    NET ASSET               RATIO OF   INVESTMENT   NET  ASSETS
                                         VALUE      NET     FROM NET    VALUE                   EXPENSES   INCOME TO      END OF
                                     BEGINNING  INVESTMENT  INVESTMENT  END       TOTAL       TO AVERAGE   AVERAGE        PERIOD
                                     OF PERIOD    INCOME     INCOME    OF PERIOD  RETURN (%)  NET ASSETS  NET ASSETS  ($X1,000,000)
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS NEW YORK MUNICIPAL
  CASH MANAGEMENT

INSTITUTIONAL SHARES

Year Ended January 31,

  2003                                   1.00      .013    (.013)        1.00      1.26        .20      1.25           417

  2002                                   1.00      .024    (.024)        1.00      2.41        .20      2.24           588

  2001                                   1.00      .038    (.038)        1.00      3.87        .20      3.80           330

  2000                                   1.00      .030    (.030)        1.00      3.03        .20      2.98           265

  1999                                   1.00      .031    (.031)        1.00      3.19        .20      3.12           268

INVESTOR SHARES

Year Ended January 31,

  2003                                   1.00      .010    (.010)        1.00      1.01        .45      1.00            21

  2002                                   1.00      .021    (.021)        1.00      2.15        .45      1.99            17

  2001                                   1.00      .036    (.036)        1.00      3.61        .45      3.55            12

  2000                                   1.00      .027    (.027)        1.00      2.77        .45      2.73            11

  1999                                   1.00      .029    (.029)        1.00      2.93        .45      2.92             9

ADMINISTRATIVE SHARES

Year Ended January 31,

  2003                                   1.00      .011    (.011)        1.00      1.15        .30      1.15             6

  2002                                   1.00      .023    (.023)        1.00      2.30        .30      2.14             3

  2001                                   1.00      .037    (.037)        1.00      3.77        .30      3.70          --(a

  2000                                   1.00      .029    (.029)        1.00      2.93        .30      2.88          --(a

  1999                                   1.00      .030    (.030)        1.00      3.09        .30      3.02          --(a

PARTICIPANT SHARES

Year Ended January 31,

  2003                                   1.00      .009    (.009)        1.00       .86        .60       .85             2

  2002                                   1.00      .020    (.020)        1.00      2.04        .60      1.84          --(a

  2001                                   1.00      .034    (.034)        1.00      3.46        .60      3.40             1

  2000                                   1.00      .026    (.026)        1.00      2.62        .60      2.58          --(a

  1999                                   1.00      .027    (.027)        1.00      2.78        .60      2.72             1

(A)  AMOUNT REPRESENTS LESS THAN $1 MILLION.

SEE NOTES TO FINANCIAL STATEMENTS.

56



                                                     PER SHARE DATA ($)                             RATIOS/SUPPLEMENTAL DATA (%)
                                      ------------------------------------------------           -----------------------------------
                                                                                                            RATIO OF NET
                                      NET ASSET             DIVIDENDS    NET ASSET               RATIO OF   INVESTMENT   NET  ASSETS
                                          VALUE      NET     FROM NET    VALUE                   EXPENSES   INCOME TO      END OF
                                      BEGINNING  INVESTMENT  INVESTMENT  END       TOTAL       TO AVERAGE   AVERAGE        PERIOD
                                      OF PERIOD    INCOME     INCOME    OF PERIOD  RETURN (%)  NET ASSETS  NET ASSETS  ($X1,000,000)
------------------------------------------------------------------------------------------------------------------------------

DREYFUS TAX EXEMPT
  CASH MANAGEMENT

INSTITUTIONAL SHARES

Year Ended January 31,

  2003                                    1.00      .013    (.013)        1.00      1.29        .20      1.28         2,073

  2002                                    1.00      .025    (.025)        1.00      2.50        .20      2.40         1,880

  2001                                    1.00      .039    (.039)        1.00      3.95        .20      3.85         1,538

  2000                                    1.00      .031    (.031)        1.00      3.11        .20      3.05         1,059

  1999                                    1.00      .032    (.032)        1.00      3.26        .20      3.20         1,286

INVESTOR SHARES

Year Ended January 31,

  2003                                    1.00      .010    (.010)        1.00      1.04        .45      1.03           119

  2002                                    1.00      .022    (.022)        1.00      2.25        .45      2.15           195

  2001                                    1.00      .036    (.036)        1.00      3.69        .45      3.60           154

  2000                                    1.00      .028    (.028)        1.00      2.86        .45      2.80           223

  1999                                    1.00      .030    (.030)        1.00      3.00        .45      2.96           161

ADMINISTRATIVE SHARES

Year Ended January 31,

  2003                                    1.00      .012    (.012)        1.00      1.19        .30      1.18           185

  2002                                    1.00      .024    (.024)        1.00      2.40        .30      2.30             7

  2001                                    1.00      .038    (.038)        1.00      3.85        .30      3.75         --(a)

  2000                                    1.00      .030    (.030)        1.00      3.00        .30      2.95             2

  1999                                    1.00      .031    (.031)        1.00      3.15        .30      2.95             1

PARTICIPANT SHARES

Year Ended January 31,

  2003                                    1.00      .009    (.009)        1.00       .89        .60       .88           139

  2002                                    1.00      .021    (.021)        1.00      2.10        .60      2.00           151

  2001                                    1.00      .035    (.035)        1.00      3.54        .60      3.45           168

  2000                                    1.00      .027    (.027)        1.00      2.70        .60      2.65           131

  1999                                    1.00      .028    (.028)        1.00      2.85        .60      2.81            73

(A)  AMOUNT REPRESENTS LESS THAN$1 MILLION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash Management, Dreyfus Treasury Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management and Dreyfus Tax Exempt Cash Management, (each, a "fund" and collectively, the "funds") are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). Each fund, other than Dreyfus New York Municipal Cash Management, is a diversified series. Dreyfus New York Municipal Cash Management is a non-diversified series. Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management are each a separate series of Dreyfus Government Cash Management Funds (the "Company") which currently offers two series. Each fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from federal, New York state and New York city personal income taxes. The Dreyfus Corporation (the "Manager") serves as each fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the funds' shares, which are sold to the public without a sales charge. Each fund offers the following classes of shares:
Institutional Shares, Investor Shares, Administrative Shares and Participant Shares. Investor Shares, Administrative Shares and Participant Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

It is each fund's policy to maintain a continuous net asset value per share of $1.00; each fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that any fund will be able to maintain a stable net asset value per share of $1.00.

Each fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the funds' Board members to represent the fair value of each fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, each fund receives net earnings credits based on available cash balances left on deposit. The following funds received net earnings credits during the period ended January 31, 2003:

Dreyfus Cash Management Plus                                       $118,542

Dreyfus Treasury Prime Cash Management                               10,477

Dreyfus Municipal Cash Management Plus                               17,156

Dreyfus New York Municipal
Cash Management                                                      47,063

Dreyfus Tax Exempt
Cash Management                                                     185,469

Income earned under this arrangement is included in interest income.

Dreyfus New York Municipal Cash Management follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and

58

certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management and Dreyfus Treasury Cash Management may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller' s agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: With regards to the Company, expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them.

(d) Dividends to shareholders: It is the policy of each fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gain.

(e) Federal income taxes: It is the policy of each fund (except for Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management and Dreyfus Tax Exempt Cash Management) to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management and Dreyfus Tax Exempt Cash Management to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income sufficient to relieve it from substantially all federal income and excise taxes.

The following summarizes each fund's accumulated capital losses available to be applied against future net securities profits, if any, realized subsequent to January 31, 2003.



                                                                   EXPIRING IN FISCAL:          ($ X 1,000)
                                                  2004     2005      2006      2007     2008      2009     2010     2011     TOTAL


Dreyfus Cash Management                              --       --        61        --        60       --       --       --      121

Dreyfus Cash Management Plus, Inc.                   --       --        --        --        --       --       --  --            --

Dreyfus Government Cash Management                   --       --        --        --        --       --       --       --       --

Dreyfus Government Prime Cash Management             --       --        --        --        20       39       --        4       63

Dreyfus Treasury Cash Management                     --       --        --        43        80       47       --       --      170

Dreyfus Treasury Prime Cash Management               --       --        --        --        --       61       --       --       61

Dreyfus Municipal Cash Management Plus               --       11        --        18        --       --       --       --       29

Dreyfus New York Municipal Cash Management           --        3        --        --        --       --       --       --        3

Dreyfus Tax Exempt Cash Management                   --      110        43        25       219       --       --        --     397


                                                                   The Funds  59

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At January 31, 2003, the components of accumulated earnings on a tax basis were substantially the same for financial reporting purposes.

The tax character of each fund's distributions paid to shareholders (except for Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management and Dreyfus Tax Exempt Cash Management) during the fiscal periods ended January 31, 2003 and January 31, 2002, respectively, were all ordinary income.

The tax character of distributions paid to shareholders of Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management and Dreyfus Tax Exempt Cash Management during the fiscal periods ended January 31, 2003 and January 31, 2002, respectively, were all tax exempt income.

At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

During the period ended January 31, 2003, as a result of permanent book to tax differences, Dreyfus New York Municipal Cash Management reclassified $1,008 between accumulated net realized gain (loss) on investments and paid-in-capital due to the expiration of capital loss carryovers. Net assets were not affected by this reclassification.

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to separate management agreements with the Manager, the management fee of each fund is computed at the annual rate of .20 of 1% of the value of such fund's average daily net assets and is payable monthly.

As to each fund, unless the Manager gives a fund's investors 90 days notice to the contrary, the Manager, and not the fund, will be liable for fund expenses (exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses) other than the following expenses, which will be borne by the fund:
the   management  fee,  and  with  respect  to  the  fund' s  Investor  Shares,
Administrative Shares and Participant Shares, Rule 12b-1 Service Plan expenses.

(b) Under each fund's Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, relating to its Investor Shares, Administrative Shares and Participant Shares, each fund pays the Distributor for distributing such classes of shares and for advertising and marketing relating to such classes of shares and for providing certain services relating to shareholder accounts in such classes of shares, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25, .10 and .40 of 1% of the value of the average daily net assets of Investor Shares, Administrative Shares and Participant Shares, respectively. The Distributor may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of a fund's, Investor Shares, Administrative Shares and Participant Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under each Plan are payable without regard to actual expenses incurred. During the period ended January 31, 2003, each fund was charged the following pursuant to the Plan:

Dreyfus Cash Management                                          $5,605,646

Dreyfus Cash Management Plus, Inc.                               10,295,172

Dreyfus Government Cash Management                                7,515,663

Dreyfus Government Prime
Cash Management                                                   2,370,333

Dreyfus Treasury Cash Management                                  3,506,262

Dreyfus Treasury Prime
Cash Management                                                   5,485,812

Dreyfus Municipal Cash
Management Plus                                                     356,270

Dreyfus New York Municipal
Cash Management                                                      57,374

Dreyfus Tax Exempt
Cash Management                                                   1,074,455

60

(c) Each fund (except for Dreyfus New York Municipal Cash Management) pays its Board members an annual fee of $3,000 and an attendance fee of $500 per meeting. Dreyfus New York Municipal Cash Management pays its Board members an annual fee of $1,000 and an attendance fee of $500 per meeting. These amounts are borne by the Manager as to each fund pursuant to the undertakings in effect. See Note 2(a).

NOTE 3--Capital Share Transactions:

Each fund (except for Dreyfus Cash Management Plus, Inc.) is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest. Dreyfus Cash Management Plus, Inc. is authorized to issue 90 billion shares of $.001 par value Common Stock.

                                                                 The Funds    61

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees/Directors

   Dreyfus Cash Management

   Dreyfus Cash Management Plus, Inc.

   Dreyfus Government Cash Management

   Dreyfus Government Prime Cash Management

   Dreyfus Treasury Cash Management

   Dreyfus Treasury Prime Cash Management

   Dreyfus Municipal Cash Management Plus

   Dreyfus New York Municipal Cash Management

   Dreyfus Tax Exempt Cash Management

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash Management, Dreyfus Treasury Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management and Dreyfus Tax Exempt Cash Management (the "funds") as of January 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above at January 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                        /s/Ernst & Young LLP
                                                        ERNST & YOUNG LLP
New York, New York
March 14, 2003


62

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, Dreyfus Tax Exempt Cash Management, Dreyfus Municipal Cash Management Plus and Dreyfus New York Municipal Cash Management hereby makes the following designations regarding the dividends paid from investment income-net during their fiscal year ended January 31, 2003:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular federal income taxes).

-- for individuals who are residents of New York, "exempt-interest dividends" paid by Dreyfus New York Municipal Cash Management are also not subject to New York State and New York City personal income tax.

For State individual income tax purposes Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management hereby designate the following percentage of ordinary dividends paid during the fiscal year ended January 31, 2003 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for income tax purposes in most states, including New York, California and the District of Columbia:

   Dreyfus Government Cash Management                                49.47%

   Dreyfus Government Prime Cash

     Management                                                     100.00%

   Dreyfus Treasury Cash Management                                  50.70%

   Dreyfus Treasury Prime Cash Management                           100.00%

                                                                 The Funds    63

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                               --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                               --------------

ISABEL DUNST (55)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner, Hogan & Hartson

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Union of American Hebrew Congregations, a religious organization, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 9

LYLE GRAMLEY (76)

BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consulting Economist

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* IndyMac Bank, Inc., Director

* NUWave Technologies, Inc., a technology company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 9

                               --------------

WARREN B. RUDMAN (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm Paul, Weiss, Rifkind, Wharton & Garrison

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Collins & Aikman Corporation, Director

* Allied Waste Corporation, Director

* Chubb Corporation, Director

* Raytheon Company, Director

* Boston Scientific, Director

* Kennedy School of Government, Senior Advisory Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                               --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

64


OFFICERS OF THE FUNDS (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

   Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

   Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

CHARLES CARDONA, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2001.

   Vice Chairman and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 investment companies (comprised of 16 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1981.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

   Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

   Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

   Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY  SINCE MARCH 2000.

   Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

   Director-Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE  NOVEMBER 2001.

   Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE NOVEMBER 2002.

   Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 198 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                 The Funds   65

NOTES

                               For More Information




Dreyfus Cash Management Funds
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166




To obtain information:

BY TELEPHONE Call your Dreyfus Institutional Services Division representative or 1-800-346-3621

BY E-MAIL Access Dreyfus Institutional Services Division at www.LIONSALES.com. You can obtain product information and E-mail requests for information or literature.

BY MAIL  Write to:
Dreyfus Institutional Services Division
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 2003 Dreyfus Service Corporation
CMGTAR0103